[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $883,958,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC3

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 AUGUST 20, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                                   TERM SHEET
                                 AUGUST 20, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC3

                           $883,958,000 (APPROXIMATE)
                             SUBJECT TO REVISION

                                                           PAYMENT                           EXPECTED   STATED
                                            WAL (YRS)      WINDOW                             FINAL     FINAL    EXPECTED RATINGS
              APPROX                        (CALL(6)/     (CALL(6)/     PAYMENT   INTEREST   MATURITY  MATURITY  (FITCH / MOODY'S
 CLASS         SIZE          COUPON         MATURITY)     MATURITY)      DELAY    ACCRUAL       (6)      (7)           S&P)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-1   $445,076,000  Information Not Provided Hereby                                                          AAA/Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------------
CLASS A-2   $277,714,000  LIBOR + [ ](1),  2.40 / 2.57  1-91 / 1-184       0     Actual/360   3/2011    6/2034     AAA/Aaa/AAA
                                (2)
---------------------------------------------------------------------------------------------------------------------------------
CLASS S(3)    Notional    XX%-LIBOR(4)         NA           NA             0     Actual/360     N/A      N/A       AAA/Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-1   $ 23,794,000  LIBOR + [ ](1),  5.12 / 5.70  42-91 / 42-173     0     Actual/360   3/2011    6/2034     AAA/Aa1/AAA
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-2   $ 38,609,000  LIBOR + [ ](1),  5.08 / 5.64  40-91 / 40-168     0     Actual/360   3/2011    6/2034     AA/Aa2/AA+
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-3   $ 49,383,000  LIBOR + [ ](1),  5.04 / 5.54  38-91 / 38-156     0     Actual/360   3/2011    6/2034       A/A2/A
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS M-4   $ 15,713,000  LIBOR + [ ](1),  5.02 / 5.42  38-91 / 38-133     0     Actual/360   3/2011    6/2034       A/A3/A-
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-1   $ 11,223,000  LIBOR + [ ](1),  5.01 / 5.32  37-91 / 37-121     0     Actual/360   3/2011    6/2034    BBB+/Baa1/BBB+
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-2   $ 11,223,000  LIBOR + [ ](1),  5.00 / 5.18  37-91 / 37-110     0     Actual/360   3/2011    6/2034    BBB/Baa2/BBB
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B-3   $ 11,223,000  LIBOR + [ ](1),  4.87 / 4.88  37-91 / 37-96      0     Actual/360   3/2011    6/2034    BBB-/Baa3/BBB-
                                (5)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL
OFFERED:    $883,958,000
---------------------------------------------------------------------------------------------------------------------------------

         1)   Subject to the Available Funds Cap and the Maximum Rate Cap

         2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 and Class A-2 Certificates will increase to 2x their respective margins.

         3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

         4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the weighted average net mortgage rate of the Mortgage Loans over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

         5) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x their respective margins.

         6) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

         7)   Latest maturity date for any mortgage loan plus one year.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                    212-449-3659    ssoltas@exchange.ml.com
Vince Mora                      212-449-1437    vmora@exchange.ml.com
Charles Sorrentino              212-449-3659    csorrentino@xchange.ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                     212-449-0752    mwhalen@exchange.ml.com
Paul Park                       212-449-6380    ppark@exchange.ml.com
Ted Bouloukos                   212-449-5029    tbouloukos@exchange.ml.com
Alan Chan                       212-449-8140    alanchan@exchange.ml.com
Alice Chang                     212-449-1701    achang1@exchange.ml.com
Sonia Lee                       212-449-5067    sonia_lee@ml.com
Amanda DeZutter                 212-449-0425    adezutter@exchange.ml.com

ABS RESEARCH
Glenn Costello                  212-449-4457    gcostello@exchange.ml.com

MOODY'S
Joseph Grohotolski              212-553-4619    joseph.grohotolski@moodys.com

FITCH
Scott Seewald                   212-908-0838    scott.seewald@fitchratings.com
Judah Samter                    212-908-0275    judah.samter@fitchratings.com

STANDARD & POOR'S
Brian Grow                      212-438-1555    brian_d_grow@sandp.com
Dan Tegen                       212-438-8432    dan_tegen@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

TITLE OF OFFERED CERTIFICATES

Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates Series 2003-WMC3, consisting of:
Class A-1 and Class A-2 (collectively, the "Class A Certificates"),
Class S Certificates (together with the Class A Certificates, the "Senior Certificates"),
Class M-1, Class M-2, Class M-3 Certificates and Class M-4 Certificates (collectively, the "Class M Certificates"),
Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation and J.P. Morgan Securities Inc.

DEPOSITOR

Merrill Lynch Mortgage Investors, Inc.

SELLER

Merrill Lynch Mortgage Capital Inc.

ORIGINATOR

WMC Mortgage Corp.

SERVICER

HomEq Servicing Corporation

TRUSTEE

Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION ADVISOR

The Murrayhill Company

CUT-OFF DATE

August 1, 2003

PRICING DATE

On or about August 22, 2003

CLOSING DATE

On or about August 29, 2003

DISTRIBUTION DATES

Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in September 2003.

ERISA CONSIDERATIONS

The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

OPTIONAL TERMINATION

The Trustee has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicers in the performance of their servicing obligations.

MORTGAGE LOANS

Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $897,875,491 originated by WMC.

The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $322,700 if a single-unit property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-unit property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-unit property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-unit property (or $930,750 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $161,350 (or $242,025 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE

Approximately $883,958,000

ADMINISTRATIVE FEES

The Servicer and Loss Mitigation Advisor will be paid fees aggregating approximately 51.5 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.       Excess interest

2.       Over-Collateralization

3.       Subordination

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION

The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.55% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.55% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

Initial: Approximately 1.55% of original balance
Target: 1.55% of original balance before stepdown, 3.10% of current balance after stepdown
Floor: 0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

SUBORDINATION (1):

 CLASSES     RATING (F/M/S)    SUBORDINATION
---------   ----------------   -------------
 Class A      [AAA/Aaa/AAA]       19.50%
Class M-1     [AAA/Aa1/AAA]       16.85%
Class M-2     [AA/Aa2/AA+]        12.55%
Class M-3       [A/A2/A]           7.05%
Class M-4       [A/A3/A-]          5.30%
Class B-1   [BBB+/Baa1/BBB+]       4.05%
Class B-2    [BBB/Baa2/BBB]        2.80%
Class B-3   [BBB-/Baa3/BBB-]       1.55%

CLASS SIZES:

 CLASSES     RATING (F/M/S)    CLASS SIZES
---------   ----------------   -----------
 Class A      [AAA/Aaa/AAA]      80.50%
Class M-1     [AAA/Aa1/AAA]       2.65%
Class M-2     [AA/Aa2/AA+]        4.30%
Class M-3       [A/A2/A]          5.50%
Class M-4       [A/A3/A-]         1.75%
Class B-1   [BBB+/Baa1/BBB+]      1.25%
Class B-2    [BBB/Baa2/BBB]       1.25%
Class B-3   [BBB-/Baa3/BBB-]      1.25%

INTEREST ACCRUAL

Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP

If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margins on the Class A Certificates will increase to 2x their respective margins, and (ii) the margins on the Class M and Class B Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP

The pass-through rates of the Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT

The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 39. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein.

(1) The subordination includes the initial over-collateralization level of 1.55%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

MAXIMUM RATE CAP

The pass-through rate of the Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans, less the Class S Certificate Pass-Through Rate for such Distribution Date. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY

[Preliminary and Subject to Revision]

1.   Repayment of any unreimbursed Servicer advances.

2.   Servicing Fees.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6.   Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

Payments received on the Cap Contract will only be available to the Offered Certificates to pay amounts in respect of Carryovers. Any excess of amounts received on the Cap Contract over amounts needed to pay Carryovers on the Offered Certificates will be distributed in respect of non-offered classes of Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class remains outstanding), as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and the Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates and eighth to the Class B-3 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A           39.00%*
CLASS M-1         33.70%*
CLASS M-2         25.10%*
CLASS M-3         14.10%*
CLASS M-4         10.60%*
CLASS B-1          8.10%*
CLASS B-2          5.60%*
CLASS B-3          3.10%*

*includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the September 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

39.00%

or

(17.95%+1.55%)*2

TRIGGER EVENT

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [40.00%] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                            LOSS PERCENTAGE
---------------------------                            ---------------
September 2006 - August 2007     [2.75]% with respect to September 2006, plus an additional 1/12th of [1.75]% for each month thereafter
September 2007 - August 2008     [4.50]% with respect to September 2007, plus an additional 1/12th of [1.25]% for each month thereafter
September 2008 - August 2009     [5.75]% with respect to September 2008, plus an additional 1/12th of [0.75]% for each month thereafter
September 2009 - August 2010     [6.50]% with respect to September 2009, plus an additional 1/12th of [0.25]% for each month thereafter
September 2010 and thereafter    [6.75]%

PROSPECTUS

The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

-------------------------------------------------------------
Aggregate Outstanding Principal Balance          $897,875,491
Aggregate Original Principal Balance             $900,729,929
Number of Mortgage Loans                                5,435
-------------------------------------------------------------

-----------------------------------------------------------------
                                MINIMUM    MAXIMUM    AVERAGE (1)
                                -------    -------    -----------
Original Principal Balance      $14,200    $880,000    $165,728
Outstanding Principal Balance   $14,146    $874,063    $165,202
-----------------------------------------------------------------

-----------------------------------------------------------------------
                              MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                              -------    -------   --------------------
Original Term (mos)              180        360              343
Stated remaining Term (mos)      169        358              339
Loan Age (mos)                     2         11                4
Current Interest Rate          5.010%    13.990%           7.570%
Initial Interest Rate Cap      1.000%     5.000%           1.719%
Periodic Rate Cap              1.000%     1.500%           1.000%
Gross Margin                   1.000%     9.500%           6.071%
Maximum Mortgage Rate         10.250%    17.800%          13.802%
Minimum Mortgage Rate          5.010%    11.300%           7.307%
Months to Roll                     2         57               23
Original Loan-to-Value          9.07%    100.00%           83.01%
Credit Score (3)                 500        808              637
-----------------------------------------------------------------------

-------------------------------------------------
                          EARLIEST       LATEST
                          --------       ------
Maturity Date             09/01/17       06/01/33
-------------------------------------------------

----------------------------------------
LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                  91.87%
2nd Lien                   8.13%
----------------------------------------

----------------------------------------
OCCUPANCY       PERCENT OF MORTGAGE POOL
---------       ------------------------
Primary                   93.84%
Second Home                1.71%
Investment                 4.45%
----------------------------------------

----------------------------------------
LOAN TYPE       PERCENT OF MORTGAGE POOL
---------       ------------------------
Fixed Rate                25.18%
ARM                       74.82%
----------------------------------------

------------------------------------------------
YEAR OF ORIGINATION     PERCENT OF MORTGAGE POOL
-------------------     ------------------------
2002                              1.66%
2003                             98.34%
------------------------------------------------

--------------------------------------------------
LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                          46.12%
Refinance - Rate/Term              9.84%
Refinance - Cashout               44.04%
--------------------------------------------------

--------------------------------------------------
PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       72.44%
Rowhouse                             0.04%
Townhouse                            0.17%
Condominium                          8.68%
Two- to Four-Family                  5.05%
Planned Unit Development             13.44%
Manufactured Housing                 0.18%
-------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                        FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON    FICO     BALANCE     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                  58         $ 14,700,416          1.64%       5.466%    705     $253,455    79.25%     85.04%
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%               275           67,062,063          7.47        5.903     684      243,862    78.74      70.15
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               507          124,946,860         13.92        6.376     659      246,444    78.98      55.80
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               818          185,419,145         20.65        6.864     646      226,674    80.42      51.95
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               678          144,098,503         16.05        7.348     630      212,535    82.57      55.65
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               774          134,820,312         15.02        7.846     616      174,186    83.56      60.68
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               437           70,826,331          7.89        8.350     603      162,074    84.98      60.19
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               453           58,403,698          6.50        8.834     608      128,926    86.00      57.68
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%               250           24,881,778          2.77        9.360     600       99,527    86.68      64.36
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              182           16,839,318          1.88        9.840     604       92,524    89.17      60.02
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             141           10,097,183          1.12       10.386     621       71,611    93.81      60.17
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             227           13,892,568          1.55       10.900     651       61,201    97.07      41.43
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%             383           21,424,568          2.39       11.255     656       55,939    98.71      29.54
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              75            3,531,666          0.39       11.866     641       47,089    97.47      51.91
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              65            2,708,879          0.30       12.384     673       41,675    98.91      15.12
------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              48            1,563,775          0.17       12.906     653       32,579    99.60      23.12
------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              62            2,537,811          0.28       13.298     640       40,932    99.49      29.58
------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%               2              120,619          0.01       13.785     612       60,310   100.00      85.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435         $897,875,491        100.00%       7.570%    637     $165,202   83.01%      56.98%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.010% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.570% per annum.

REMAINING MONTHS TO STATED MATURITY

--------------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE                     WEIGHTED  WEIGHTED                         FULL OR
RANGE OF MONTHS TO    NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
STATED MATURITY     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON    FICO      BALANCE     LTV         DOC
--------------------------------------------------------------------------------------------------------------------------
169 to 180              1,419        $  82,733,000          9.21%      10.220%    661     $  58,304    95.92%     50.44%
--------------------------------------------------------------------------------------------------------------------------
229 to 240                 12            1,283,011          0.14        7.711     614       106,918    76.17      74.71
--------------------------------------------------------------------------------------------------------------------------
349 to 360              4,004          813,859,479         90.64        7.300     634       203,262    81.71      57.62
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,435        $ 897,875,491        100.00%       7.570%    637     $ 165,202    83.01%     56.98%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 339 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
RANGE OF ORIGINAL LOAN      NUMBER OF     PRINCIPAL BALANCE    PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
  PRINCIPAL BALANCES     MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less               825         $      28,877,313        3.22%       10.501%      657     $ 35,003    95.95%      52.77%
------------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000         1,210                88,923,923        9.90         8.944       634       73,491    87.59       60.52
------------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000          935               116,450,619       12.97         8.005       627      124,546    83.41       63.89
------------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000          777               135,119,860       15.05         7.322       633      173,899    81.10       59.62
------------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000          561               125,817,174       14.01         7.239       635      224,273    82.02       54.70
------------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000          393               107,405,310       11.96         7.229       632      273,296    82.59       56.17
------------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000          259                83,552,595        9.31         7.173       635      322,597    82.89       53.29
------------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000          184                69,501,446        7.74         7.165       644      377,725    82.29       52.65
------------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000           97                41,319,396        4.60         6.975       647      425,973    82.29       54.67
------------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000          114                54,863,682        6.11         6.953       653      481,260    80.59       49.06
------------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000           30                15,602,867        1.74         7.124       635      520,096    80.00       66.48
------------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000           35                20,065,843        2.23         6.887       644      573,310    78.85       62.59
------------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000            8                 4,989,542        0.56         7.214       632      623,693    77.69       38.26
------------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000            2                 1,356,526        0.15         6.369       684      678,263    76.43      100.00
------------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000            1                   740,660        0.08         6.990       627      740,660    90.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000            2                 1,577,262        0.18         7.001       648      788,631    84.72       50.25
------------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000            1                   837,409        0.09         7.990       602      837,409    70.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000            1                   874,063        0.10         6.250       631      874,063    73.33      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      5,435         $     897,875,491      100.00         7.570%      637     $165,202    83.01%      56.98%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,146 to approximately $874,063 and the average outstanding principal balance of the Mortgage Loans was approximately $165,202

PRODUCT TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF      PRINCIPAL BALANCE     PERCENT OF     AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
    PRODUCT TYPES        MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans          1,332        $      72,513,555         8.08%      10.637%      666     $ 54,440    98.96%      47.38%
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans             87               10,219,444         1.14        7.263       625      117,465    74.33       72.22
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans             11                1,153,917         0.13        7.699       612      104,902    74.66       71.88
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans            775              142,202,629        15.84        7.269       643      183,487    80.42       62.03
-----------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans            4                1,157,206         0.13        7.304       650      289,301    82.89       23.70
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans             2,908              599,045,978        66.72        7.337       631      205,999    82.12       56.24
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans               151               32,823,103         3.66        7.246       636      217,372    81.28       62.93
-----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans               167               38,759,657         4.32        6.892       648      232,094    80.46       59.48
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435        $     897,875,491       100.00%       7.570%      637     $165,202    83.01%      56.98%
-----------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                            NUMBER OF     PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
   ADJUSTMENT TYPE       MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
ARM                          3,230        $     671,785,944        74.82%       7.307%      632     $207,983   81.98%       56.70%
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                   2,205              226,089,546        25.18        8.351       650      102,535   86.06        57.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435        $     897,875,491       100.00%       7.570%      637     $165,202   83.01%       56.98%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
        STATE            MORTGAGE LOANS     OUTSTANDING       MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Arizona                        187        $      23,546,146        2.62%        7.972%     631      $125,915    86.04%      61.31%
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                        12                1,228,327        0.14         8.172      636       102,361    90.01       70.91
------------------------------------------------------------------------------------------------------------------------------------
California                   2,836              533,162,676       59.38         7.339      648       187,998    82.55       54.41
------------------------------------------------------------------------------------------------------------------------------------
Colorado                        84               13,522,748        1.51         8.004      626       160,985    84.99       55.09
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                     29                7,089,292        0.79         7.488      617       244,458    81.31       57.96
------------------------------------------------------------------------------------------------------------------------------------
Delaware                        10                1,845,240        0.21         8.335      625       184,524    84.91       60.55
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia             8                1,336,679        0.15         8.331      631       167,085    82.23       82.46
------------------------------------------------------------------------------------------------------------------------------------
Florida                        178               22,048,702        2.46         8.244      615       123,869    82.82       54.07
------------------------------------------------------------------------------------------------------------------------------------
Georgia                         55                8,893,292        0.99         8.271      635       161,696    86.56       36.54
------------------------------------------------------------------------------------------------------------------------------------
Idaho                           13                1,191,737        0.13         7.956      612        91,672    88.05       61.66
------------------------------------------------------------------------------------------------------------------------------------
Illinois                        74               13,397,228        1.49         7.372      625       181,044    86.45       67.02
------------------------------------------------------------------------------------------------------------------------------------
Indiana                         44                3,715,455        0.41         8.190      615        84,442    84.64       69.35
------------------------------------------------------------------------------------------------------------------------------------
Iowa                             6                  604,858        0.07         8.141      569       100,810    88.53      100.00
------------------------------------------------------------------------------------------------------------------------------------
Kansas                           8                  718,382        0.08         8.484      603        89,798    85.14       80.25
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                         7                  736,519        0.08         8.010      615       105,217    84.85      100.00
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                       99               10,341,499        1.15         8.071      615       104,460    86.91       81.42
------------------------------------------------------------------------------------------------------------------------------------
Maine                            8                  626,927        0.07         8.317      599        78,366    76.87       40.34
------------------------------------------------------------------------------------------------------------------------------------
Maryland                        90               14,832,820        1.65         7.892      613       164,809    81.58       60.99
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                   61               12,044,654        1.34         7.800      610       197,453    79.68       62.57
------------------------------------------------------------------------------------------------------------------------------------
Michigan                       115               13,549,699        1.51         8.096      598       117,823    80.64       63.36
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                       44                7,441,862        0.83         7.419      609       169,133    85.02       73.63
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                     21                2,114,786        0.24         8.865      577       100,704    85.48       83.33
------------------------------------------------------------------------------------------------------------------------------------
Missouri                        25                2,950,560        0.33         8.592      600       118,022    85.53       57.27
------------------------------------------------------------------------------------------------------------------------------------
Montana                         26                2,991,673        0.33         7.925      607       115,064    83.39       58.18
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                         3                  159,799        0.02         6.889      682        53,266    79.38        0.00
------------------------------------------------------------------------------------------------------------------------------------
Nevada                         110               16,158,764        1.80         7.968      655       146,898    86.41       53.20
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                   16                1,994,819        0.22         7.806      629       124,676    82.74       60.61
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                      97               21,100,182        2.35         7.310      620       217,528    80.52       74.50
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                       3                  306,209        0.03         8.351      692       102,070    93.63        0.00
------------------------------------------------------------------------------------------------------------------------------------
New York                       207               42,327,197        4.71         7.576      626       204,479    81.33       55.17
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                  48                6,696,728        0.75         8.809      608       139,515    84.90       60.71
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                     1                   97,834        0.01         7.990      549        97,834    90.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Ohio                            77                8,559,919        0.95         7.577      610       111,168    86.17       82.35
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        25                2,084,090        0.23         8.267      617        83,364    89.01       96.32
------------------------------------------------------------------------------------------------------------------------------------
Oregon                          17                2,457,239        0.27         7.704      621       144,543    80.11       32.48
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                   150               16,304,709        1.82         7.886      604       108,698    84.22       77.20
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                    15                3,015,134        0.34         7.620      604       201,009    83.57       69.87
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                  31                2,871,962        0.32         8.017      625        92,644    82.48       60.84
------------------------------------------------------------------------------------------------------------------------------------
South Dakota                     1                  181,427        0.02         7.250      554       181,427    88.78      100.00
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                      113               13,071,036        1.46         8.373      617       115,673    87.54       60.02
------------------------------------------------------------------------------------------------------------------------------------
Texas                          157               19,565,181        2.18         8.171      638       124,619    82.67       33.07
------------------------------------------------------------------------------------------------------------------------------------
Utah                            35                3,414,446        0.38         7.756      637        97,556    85.47       61.83
------------------------------------------------------------------------------------------------------------------------------------
Virginia                       199               26,403,242        2.94         7.918      612       132,680    83.79       60.34
------------------------------------------------------------------------------------------------------------------------------------
Washington                      46                7,118,321        0.79         8.021      638       154,746    81.40       56.24
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                    1                  197,486        0.02         6.750      608       197,486    90.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       42                3,773,699        0.42         8.362      623        89,850    86.62       66.00
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                          1                   84,308        0.01         7.650      605        84,308    83.92      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435        $     897,875,491      100.00         7.570%     637      $165,202    83.01%      56.98%
------------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.73% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
  RANGE OF ORIGINAL         NUMBER OF     PRINCIPAL BALANCE     PERCENT OF    AVERAGE    AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
 LOAN-TO-VALUE RATIOS    MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  79        $      10,426,390        1.16%        7.133%     606      $131,980    39.95%      49.34%
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                38                6,237,888        0.69         7.235      620       164,155    52.61       64.75
------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                47                9,648,868        1.07         7.338      600       205,295    57.62       37.39
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                63               10,257,655        1.14         7.384      597       162,820    63.02       57.60
------------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%               188               36,077,952        4.02         7.324      604       191,904    68.43       48.23
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%               263               55,171,927        6.14         7.181      616       209,779    73.89       46.14
------------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%             1,850              390,946,742       43.54         7.010      654       211,323    79.79       47.68
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%               443               82,150,485        9.15         7.746      593       185,441    84.51       72.61
------------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%               663              128,579,498       14.32         7.566      622       193,936    89.66       72.33
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%               501               85,773,258        9.55         8.071      631       171,204    94.67       75.64
------------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%            1,300               82,604,828        9.20        10.024      670        63,542    99.93       55.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435        $     897,875,491      100.00%        7.570%     637      $165,202    83.01%      56.98%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.07% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.13% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.82%.

LOAN PURPOSE

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF      PRINCIPAL BALANCE    PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
     LOAN PURPOSE        MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    2,780         $     414,115,138        46.12%       7.662%      662     $148,962   84.73%       47.16%
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         2,128               395,390,582        44.04        7.457       615      185,804   81.32        65.34
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         527                88,369,771         9.84        7.638       615      167,685   82.52        65.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      5,435         $     897,875,491       100.00%       7.570%      637     $165,202   83.01%       56.98%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                           NUMBER OF      PRINCIPAL BALANCE     PERCENT OF     AVERAGE   AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
     PROPERTY TYPE       MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family                3,968        $     650,424,696       72.44%        7.564%      633     $163,918    82.98%     57.72%
------------------------------------------------------------------------------------------------------------------------------------
Rowhouse                         2                  343,109        0.04         8.107       544      171,555    81.85      22.94
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                        9                1,520,302        0.17         8.211       578      168,922    80.45      81.64
------------------------------------------------------------------------------------------------------------------------------------
Condominium                    552               77,962,249        8.68         7.421       649      141,236    83.43      56.23
------------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family            233               45,358,170        5.05         7.617       655      194,670    80.22      51.72
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing            19                1,605,655        0.18         7.614       626       84,508    79.06      68.70
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development       652              120,661,311       13.44         7.668       643      185,063    84.00      55.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,435        $     897,875,491      100.00         7.570%      637     $165,202    83.01      56.98%
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                      COMPUTATIONAL MATERIALS FOR
                                          MERRILL LYNCH MORTGAGE INVESTORS, INC,
                                          SERIES 2003-WMC3
                                          MORTGAGE POOL COLLATERAL SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED   WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
DOCUMENTATION             MORTGAGE LOANS     OUTSTANDING    MORTGAGE POOL   COUPON      FICO    BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             2,911        $465,065,657        51.80%      7.473%       622    $159,761      84.13%      100.00%
--------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           1,556         248,767,115        27.71       7.725        661     159,876      80.99         0.00
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation            287          57,935,135         6.45       7.531        629     201,865      83.56         0.00
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation           226          46,583,692         5.19       7.508        631     206,123      84.58       100.00
--------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation        257          41,659,895         4.64       7.837        663     162,101      80.61         0.00
--------------------------------------------------------------------------------------------------------------------------------
Lite Documentation               198          37,863,997         4.22       7.574        645     191,232      82.29         0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,435        $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED   WEIGHTED                             FULL OR
                             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF   AVERAGE    AVERAGE    AVERAGE     ORIGINAL    ALTERNATIVE
OCCUPANCY                 MORTGAGE LOANS     OUTSTANDING    MORTGAGE POOL  COUPON       FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        5,060        $842,526,854        93.84%      7.569%       635    $166,507      83.13%       57.33%
--------------------------------------------------------------------------------------------------------------------------------
Investment                       280          39,975,895         4.45       7.594        664     142,771      80.46        55.85
--------------------------------------------------------------------------------------------------------------------------------
Second Home                       95          15,372,742         1.71       7.551        676     161,818      83.00        40.96
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,435        $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                      COMPUTATIONAL MATERIALS FOR
                                          MERRILL LYNCH MORTGAGE INVESTORS, INC,
                                          SERIES 2003-WMC3
                                          MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF   AVERAGE     AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
MORTGAGE LOAN AGE         MORTGAGE LOANS     OUTSTANDING    MORTGAGE POOL   COUPON      FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
2                                 7         $    688,394        0.08%       7.516%       687    $ 98,342      87.75%       78.24%
--------------------------------------------------------------------------------------------------------------------------------
3                             2,456          416,201,145        46.35       7.523        636     169,463      83.30        57.47
--------------------------------------------------------------------------------------------------------------------------------
4                             2,418          395,469,887        44.05       7.549        638     163,552      82.84        57.18
--------------------------------------------------------------------------------------------------------------------------------
5                               252           39,278,192         4.37       7.751        633     155,866      82.44        56.61
--------------------------------------------------------------------------------------------------------------------------------
6                                39            6,054,919         0.67       7.929        648     155,254      82.75        43.84
--------------------------------------------------------------------------------------------------------------------------------
7                               193           28,678,261         3.19       7.975        630     148,592      82.88        57.17
--------------------------------------------------------------------------------------------------------------------------------
8                                22            2,350,874         0.26       8.447        625     106,858      82.96        53.21
--------------------------------------------------------------------------------------------------------------------------------
9                                28            5,908,593         0.66       7.930        639     211,021      82.01        38.69
--------------------------------------------------------------------------------------------------------------------------------
10                               17            3,056,852         0.34       8.118        598     179,815      74.50        29.05
--------------------------------------------------------------------------------------------------------------------------------
11                                3              188,373         0.02      10.662        668      62,791      94.05        27.28
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,435         $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE   PERCENT OF   AVERAGE     AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
PREPAYMENT PENALTY TERM   MORTGAGE LOANS     OUTSTANDING    MORTGAGE POOL   COUPON      FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                            848         $125,685,146        14.00%      8.245%       643    $148,214      84.17%       44.41%
--------------------------------------------------------------------------------------------------------------------------------
12 Months                       210           45,637,296         5.08       7.371        641     217,320      81.74        56.67
--------------------------------------------------------------------------------------------------------------------------------
24 Months                     2,993          536,459,403        59.75       7.434        631     179,238      83.01        58.06
--------------------------------------------------------------------------------------------------------------------------------
36 Months                     1,379          188,934,387        21.04       7.558        646     137,008      82.56        62.10
--------------------------------------------------------------------------------------------------------------------------------
60 Months                         5            1,159,259         0.13       6.795        649     231,852      79.51       100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,435         $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                      COMPUTATIONAL MATERIALS FOR
                                          MERRILL LYNCH MORTGAGE INVESTORS, INC,
                                          SERIES 2003-WMC3
                                          MORTGAGE POOL COLLATERAL SUMMARY

CREDIT SCORES

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON       FICO    BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                     1         $    163,151         0.02%      7.615%         0    $163,151      80.00%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
451 to 500                       10            1,146,650         0.13       8.695        500     114,665      76.39        62.80
--------------------------------------------------------------------------------------------------------------------------------
501 to 550                      476           76,808,498         8.55       8.314        528     161,362      77.89        82.96
--------------------------------------------------------------------------------------------------------------------------------
551 to 600                      853          151,852,699        16.91       7.844        578     178,022      82.59        75.02
--------------------------------------------------------------------------------------------------------------------------------
601 to 650                    1,893          304,208,405        33.88       7.595        627     160,702      83.35        57.02
--------------------------------------------------------------------------------------------------------------------------------
651 to 700                    1,457          241,453,283        26.89       7.361        672     165,719      84.17        46.30
--------------------------------------------------------------------------------------------------------------------------------
701 to 750                      546           88,830,167         9.89       7.171        721     162,693      83.96        36.21
--------------------------------------------------------------------------------------------------------------------------------
751 to 800                      194           32,347,722         3.60       6.924        767     166,741      82.99        47.86
--------------------------------------------------------------------------------------------------------------------------------
801 to 850                        5            1,064,914         0.12       6.316        804     212,983      80.46        37.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,435         $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

CREDIT GRADE

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA                            2,587         $421,060,006        46.90%      7.304%       684    $162,760      84.06%       44.47%
--------------------------------------------------------------------------------------------------------------------------------
A                             1,445          238,024,061        26.51       7.612        624     164,723      83.25        58.77
--------------------------------------------------------------------------------------------------------------------------------
A-                              418           68,698,205         7.65       7.816        595     164,350      83.37        73.15
--------------------------------------------------------------------------------------------------------------------------------
B+                              418           76,479,704         8.52       7.848        569     182,966      83.03        76.31
--------------------------------------------------------------------------------------------------------------------------------
B                               525           86,180,958         9.60       8.216        539     164,154      77.87        81.33
--------------------------------------------------------------------------------------------------------------------------------
C                                42            7,432,557         0.83       8.656        555     176,966      71.77        77.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,435         $897,875,491       100.00%      7.570%       637    $165,202      83.01%       56.98%
--------------------------------------------------------------------------------------------------------------------------------

MARGINS

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
RANGE OF MARGINS          MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%                  1         $    164,493         0.02%      6.050%       558    $164,493      75.00%      100.00%
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                  1              550,083         0.08       6.750        676     550,083      80.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                 26            5,389,259         0.80       6.655        671     207,279      74.41        47.51
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                432          103,430,713        15.40       6.435        668     239,423      79.69        68.13
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                599          135,743,022        20.21       6.791        663     226,616      78.94        38.78
--------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                512          109,728,838        16.33       7.114        634     214,314      79.86        45.68
--------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                543          114,146,994        16.99       7.411        619     210,215      82.80        61.27
--------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                476           92,796,384        13.81       7.843        602     194,950      85.56        69.18
--------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                258           46,030,722         6.85       8.117        596     178,414      85.45        64.72
--------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                347           57,648,161         8.58       8.618        594     166,133      87.50        65.32
--------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 25            4,426,686         0.66       8.985        601     177,067      88.15        53.17
--------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                  7            1,334,383         0.20       8.810        591     190,626      77.49        43.71
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                  3              396,205         0.06      10.253        555     132,068      81.34       100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,230         $671,785,944       100.00%      7.307%       632    $207,983      81.98%       56.70%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.071% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                      COMPUTATIONAL MATERIALS FOR
                                          MERRILL LYNCH MORTGAGE INVESTORS, INC,
                                          SERIES 2003-WMC3
                                          MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
RANGE OF MAXIMUM             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
 MORTGAGE RATES           MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      FICO     BALANCE       LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                 681         $168,814,422        25.13%      6.134%       671    $247,892      79.74%       61.69%
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              621          144,377,123        21.49       6.873        645     232,491      80.90        50.80
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%              551          118,853,432        17.69       7.349        628     215,705      82.30        53.36
--------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%              562          107,807,646        16.05       7.850        612     191,829      83.74        57.95
--------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%              319           58,830,236         8.76       8.339        597     184,421      84.49        59.75
--------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%              270           42,969,554         6.40       8.819        592     159,146      84.12        55.72
--------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%              119           16,212,907         2.41       9.334        571     136,243      83.29        64.51
--------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%               73            9,451,494         1.41       9.812        576     129,473      85.56        56.88
--------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%               21            2,593,716         0.39      10.402        553     123,510      84.14        55.26
--------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%               11            1,754,703         0.26      10.770        579     159,518      84.94        57.83
--------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                2              120,712         0.02      11.282        557      60,356      81.76       100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,230         $671,785,944       100.00%      7.307%       632    $207,983      81.98%       56.70%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 17.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.802% per annum.

NEXT ADJUSTMENT DATE

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED    WEIGHTED                            FULL OR
                             NUMBER OF    PRINCIPAL BALANCE    PERCENT OF   AVERAGE    AVERAGE   AVERAGE     ORIGINAL    ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL  COUPON      FICO     BALANCE       LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
October 2003                      1         $    104,550         0.02%      6.990%       589    $104,550      70.00%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
November 2003                     2              778,347         0.12       7.542        670     389,174      85.64         0.00
--------------------------------------------------------------------------------------------------------------------------------
January 2004                      1              274,308         0.04       6.750        616     274,308      80.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
September 2004                    1              111,928         0.02       9.990        646     111,928      90.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
October 2004                     12            2,231,922         0.33       8.231        577     185,994      77.05        33.03
--------------------------------------------------------------------------------------------------------------------------------
November 2004                    15            4,302,620         0.64       7.490        625     286,841      80.79        34.71
--------------------------------------------------------------------------------------------------------------------------------
December 2004                    12            1,764,522         0.26       8.156        612     147,044      81.79        58.21
--------------------------------------------------------------------------------------------------------------------------------
January 2005                     99           19,151,362         2.85       7.702        620     193,448      82.18        58.90
--------------------------------------------------------------------------------------------------------------------------------
February 2005                    22            4,375,462         0.65       7.518        646     198,885      81.56        56.88
--------------------------------------------------------------------------------------------------------------------------------
March 2005                      144           28,357,775         4.22       7.496        632     196,929      81.91        59.83
--------------------------------------------------------------------------------------------------------------------------------
April 2005                    1,306          263,274,445        39.19       7.338        634     201,588      82.13        55.85
--------------------------------------------------------------------------------------------------------------------------------
May 2005                      1,294          275,002,009        40.94       7.277        629     212,521      82.18        56.55
--------------------------------------------------------------------------------------------------------------------------------
June 2005                         3              473,933         0.07       6.527        694     157,978      83.26        74.72
--------------------------------------------------------------------------------------------------------------------------------
November 2005                     1               95,501         0.01       8.875        630      95,501      80.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
December 2005                     1              128,931         0.02       6.125        641     128,931      64.04         0.00
--------------------------------------------------------------------------------------------------------------------------------
January 2006                      6            1,188,158         0.18       7.792        616     198,026      74.40        62.15
--------------------------------------------------------------------------------------------------------------------------------
March 2006                        7            1,336,604         0.20       7.383        619     190,943      81.43        85.09
--------------------------------------------------------------------------------------------------------------------------------
April 2006                       73           15,374,850         2.29       7.174        632     210,614      80.42        68.15
--------------------------------------------------------------------------------------------------------------------------------
May 2006                         63           14,699,060         2.19       7.264        643     233,318      82.87        55.83
--------------------------------------------------------------------------------------------------------------------------------
October 2007                      1              495,774         0.07       6.990        678     495,774      56.18         0.00
--------------------------------------------------------------------------------------------------------------------------------
November 2007                     1               91,073         0.01       7.500        718      91,073      95.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
December 2007                     2              104,443         0.02       9.696        637      52,221      79.98        57.08
--------------------------------------------------------------------------------------------------------------------------------
January 2008                      9            1,777,646         0.26       7.494        656     197,516      80.90        52.35
--------------------------------------------------------------------------------------------------------------------------------
February 2008                     2              342,420         0.05       7.772        628     171,210      81.64         0.00
--------------------------------------------------------------------------------------------------------------------------------
March 2008                        4              936,359         0.14       7.669        581     234,090      87.84        83.61
--------------------------------------------------------------------------------------------------------------------------------
April 2008                       88           20,095,048         2.99       6.839        642     228,353      81.05        61.98
--------------------------------------------------------------------------------------------------------------------------------
May 2008                         60           14,916,895         2.22       6.797        660     248,615      79.84        59.16
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,230         $671,785,944       100.00%      7.307%       632    $207,983      81.98%       56.70%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                      COMPUTATIONAL MATERIALS FOR
                                          MERRILL LYNCH MORTGAGE INVESTORS, INC,
                                          SERIES 2003-WMC3
                                          GROUP A COLLATERAL SUMMARY

----------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                     $552,889,591
Aggregate Original Principal Balance                                        $554,629,624
Number of Mortgage Loans                                                           3,871
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 MINIMUM                       MAXIMUM                   AVERAGE(1)
                                                 -------                       -------                   ----------
Original Principal Balance                       $14,480                      $400,000                    $143,278
Outstanding Principal Balance                    $14,467                      $398,885                    $142,829
------------------------------------------------------------------------------------------------------------------

                                                 MINIMUM                       MAXIMUM              WEIGHTED AVERAGE(2)
                                                 -------                       -------              -------------------
Original Term (mos)                                180                           360                         336
Stated remaining Term (mos)                        169                           358                         332
Loan Age (mos)                                       2                            11                           4
Current Interest Rate                            5.010%                       12.990%                      7.680%
Initial Interest Rate Cap                        1.000%                        5.000%                      1.698%
Periodic Rate Cap                                1.000%                        1.500%                      1.000%
Gross Margin                                     1.000%                        7.990%                      5.981%
Maximum Mortgage Rate                           10.615%                       17.000%                     13.761%
Minimum Mortgage Rate                            5.010%                       10.500%                      7.267%
Months to Roll                                       5                            57                          23
Original Loan-to-Value                            9.07%                       100.00%                      83.78%
Credit Score (3)                                   500                           808                         639
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                               EARLIEST                     LATEST
                                                                               --------                    -------
Maturity Date                                                                  09/01/17                    06/01/33
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------  --------------------------------------------------------
LIEN POSITION                           PERCENT OF MORTGAGE POOL     YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------                           ------------------------     -------------------          ------------------------
1st Lien                                        87.53%                     2002                            1.30%
2nd Lien                                        12.47%                     2003                           98.70%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
OCCUPANCY                               PERCENT OF MORTGAGE POOL      LOAN PURPOSE                PERCENT OF MORTGAGE POOL
---------                               ------------------------      ------------                ------------------------
Primary                                           93.54%           Purchase                                 49.19%
Second Home                                        1.49%           Refinance - Rate/Term                     9.44%
Investment                                         4.97%           Refinance - Cashout                      41.37%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LOAN TYPE                               PERCENT OF MORTGAGE POOL     PROPERTY TYPE                PERCENT OF MORTGAGE POOL
---------                               ------------------------     -------------                ------------------------
Fixed Rate                                       29.07%              Single Family                         71.58%
ARM                                              70.93%              Rowhouse                               0.05%
------------------------------------------------------               Townhouse                              0.13%
                                                                     Condominium                           10.56%
                                                                     Two- to Four-Family                    6.41%
                                                                     Planned Unit Development              11.11%
                                                                     Manufactured Housing                   0.16%
                                                                     -----------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

MORTGAGE RATES

                                               AGGREGATE                      WEIGHTED   WEIGHTED                          FULL OR
                             NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                    45       $       9,290,771       1.68%        5.458%     711      $206,462    78.57%      81.51%
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                 197              39,791,901       7.20         5.920      681       201,989    78.57       72.75
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                 359              72,338,120      13.08         6.362      663       201,499    79.16       57.55
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                 554             107,739,779      19.49         6.870      645       194,476    80.33       52.48
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                 456              85,813,030      15.52         7.358      631       188,186    82.53       53.71
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                 530              86,634,312      15.67         7.853      616       163,461    84.19       62.60
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 276              39,615,483       7.17         8.359      609       143,534    85.47       59.90
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                 306              39,570,580       7.16         8.845      611       129,316    86.26       57.89
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                 166              14,441,285       2.61         9.369      616        86,996    89.25       66.05
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                113               9,625,051       1.74         9.836      617        85,177    91.77       60.71
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%               113               7,798,396       1.41        10.397      637        69,012    96.88       62.84
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%               211              11,973,632       2.17        10.911      662        56,747    99.10       38.89
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%               380              21,256,001       3.84        11.255      657        55,937    98.85       28.99
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                67               3,167,502       0.57        11.860      644        47,276    98.53       49.56
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                64               2,693,933       0.49        12.385      673        42,093    98.96       14.65
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                34               1,139,815       0.21        12.895      649        33,524    99.56       22.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871       $     552,889,591     100.00%        7.680%     639      $142,829    83.78%      56.97%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.010% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.680% per annum.

REMAINING MONTHS TO STATED MATURITY

                                               AGGREGATE                      WEIGHTED   WEIGHTED                          FULL OR
RANGE OF MONTHS TO           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
 STATED MATURITY           MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
169 to 180                     1,273       $      73,856,394      13.36%       10.289%     665      $ 58,018    96.92%      49.07%
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                         9               1,114,188       0.20         7.607      616       123,799    75.88       70.88
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                     2,589             477,919,008      86.44         7.277      635       184,596    81.77       58.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871       $     552,889,591     100.00%        7.680%     639      $142,829    83.78%      56.97%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 332 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                      WEIGHTED   WEIGHTED                          FULL OR
RANGE OF ORIGINAL LOAN       NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES       MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  657       $      22,922,989       4.15%       10.573%     665      $ 34,890    98.65%      51.40%
------------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000              793              58,396,904      10.56         9.287      648        73,640    91.33       55.27
------------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000             722              90,374,245      16.35         7.972      634       125,172    83.33       62.80
------------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000             668             116,523,280      21.08         7.243      639       174,436    81.03       58.43
------------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000             502             112,714,152      20.39         7.163      638       224,530    81.81       54.42
------------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000             375             102,464,124      18.53         7.173      633       273,238    82.42       56.79
------------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000             133              41,598,015       7.52         7.189      634       312,767    82.33       49.38
------------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000              21               7,895,882       1.43         7.056      676       375,994    83.83       76.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871       $     552,889,591     100.00%        7.680%     639      $142,829    83.78%      56.97%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,467 to approximately $398,885 and the average outstanding principal balance of the Mortgage Loans was approximately $142,829

PRODUCT TYPES

                                               AGGREGATE                      WEIGHTED   WEIGHTED                          FULL OR
                             NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
PRODUCT TYPES              MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans            1,226       $      68,445,612      12.38%       10.522%     668      $ 55,828    99.00%      47.92%
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans               47               5,410,783       0.98         7.341      629       115,123    70.71       63.61
------------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans                8                 985,094       0.18         7.572      614       123,137    74.08       67.06
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans              491              85,891,508      15.54         7.324      642       174,932    81.06       61.86
------------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans              1                 274,308       0.05         6.750      616       274,308    80.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans               1,896             351,988,694      63.66         7.295      632       185,648    82.00       57.18
------------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                  90              17,483,732       3.16         7.155      642       194,264    81.91       60.65
------------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                 112              22,409,860       4.05         6.918      651       200,088    80.71       57.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871       $     552,889,591     100.00%        7.680%     639      $142,829    83.78%      56.97%
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                               AGGREGATE                      WEIGHTED   WEIGHTED                          FULL OR
                             NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL    COUPON      FICO     BALANCE      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
ARM                            2,099       $     392,156,595      70.93%        7.267%     633      $186,830    81.92%      57.36%
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                     1,772             160,732,996      29.07         8.688      652        90,707    88.31       56.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871       $     552,889,591     100.00%        7.680%     639      $142,829    83.78%      56.97%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

-----------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                       WEIGHTED   WEIGHTED                           FULL OR
                         NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
STATE                  MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                      137          $ 16,472,193           2.98%        7.882%      628     $120,235     86.40%       69.38%
---------------------------------------------------------------------------------------------------------------------------------
Arkansas                       5               784,312           0.14         8.022       661      156,862     90.80        54.45
---------------------------------------------------------------------------------------------------------------------------------
California                 2,213           331,223,919          59.91         7.541       650      149,672     83.40        53.74
---------------------------------------------------------------------------------------------------------------------------------
Colorado                      66             9,130,927           1.65         7.950       626      138,347     85.43        53.19
---------------------------------------------------------------------------------------------------------------------------------
Connecticut                   18             2,989,909           0.54         7.777       600      166,106     81.06        76.28
---------------------------------------------------------------------------------------------------------------------------------
Delaware                       5               675,603           0.12         7.567       667      135,121     86.46        65.96
---------------------------------------------------------------------------------------------------------------------------------
District of Columbia           6               766,755           0.14         7.952       645      127,793     86.90        69.43
---------------------------------------------------------------------------------------------------------------------------------
Florida                      112            13,485,758           2.44         8.145       620      120,409     82.85        52.52
---------------------------------------------------------------------------------------------------------------------------------
Georgia                       44             5,898,044           1.07         8.457       634      134,046     88.04        52.36
---------------------------------------------------------------------------------------------------------------------------------
Idaho                          9               826,128           0.15         7.814       618       91,792     89.87        60.64
---------------------------------------------------------------------------------------------------------------------------------
Illinois                      64            10,544,580           1.91         7.344       625      164,759     86.54        62.57
---------------------------------------------------------------------------------------------------------------------------------
Indiana                       19             1,936,415           0.35         8.071       626      101,917     86.96        68.84
---------------------------------------------------------------------------------------------------------------------------------
Iowa                           5               559,981           0.10         8.085       563      111,996     87.61       100.00
---------------------------------------------------------------------------------------------------------------------------------
Kansas                         2               198,240           0.04         8.000       632       99,120     81.99        39.77
---------------------------------------------------------------------------------------------------------------------------------
Kentucky                       3               450,268           0.08         7.699       644      150,089     84.06       100.00
---------------------------------------------------------------------------------------------------------------------------------
Louisiana                     54             6,049,187           1.09         7.885       628      112,022     87.08        74.35
---------------------------------------------------------------------------------------------------------------------------------
Maine                          5               390,079           0.07         8.221       631       78,016     81.26        46.92
---------------------------------------------------------------------------------------------------------------------------------
Maryland                      54             7,997,112           1.45         7.820       635      148,095     85.08        56.87
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts                 53             9,814,121           1.78         7.656       602      185,172     78.25        64.37
---------------------------------------------------------------------------------------------------------------------------------
Michigan                      59             7,222,942           1.31         7.739       594      122,423     82.45        79.87
---------------------------------------------------------------------------------------------------------------------------------
Minnesota                     32             5,178,738           0.94         7.449       611      161,836     85.90        72.62
---------------------------------------------------------------------------------------------------------------------------------
Mississippi                    6               700,758           0.13         8.204       585      116,793     90.79        92.88
---------------------------------------------------------------------------------------------------------------------------------
Missouri                      12             1,224,132           0.22         8.297       622      102,011     87.34        46.07
---------------------------------------------------------------------------------------------------------------------------------
Montana                       16             1,697,506           0.31         7.592       609      106,094     84.01        54.89
---------------------------------------------------------------------------------------------------------------------------------
Nebraska                       1                91,045           0.02         5.990       712       91,045     76.67         0.00
---------------------------------------------------------------------------------------------------------------------------------
Nevada                        79             9,003,178           1.63         7.949       653      113,964     86.66        45.60
---------------------------------------------------------------------------------------------------------------------------------
New Hampshire                 10             1,175,981           0.21         8.092       645      117,598     84.06        68.70
---------------------------------------------------------------------------------------------------------------------------------
New Jersey                    59             9,802,034           1.77         7.484       613      166,136     81.19        77.97
---------------------------------------------------------------------------------------------------------------------------------
New Mexico                     2               208,634           0.04         8.749       702      104,317     00.00         0.00
---------------------------------------------------------------------------------------------------------------------------------
New York                     167            27,935,058           5.05         7.725       622      167,276     81.06        55.76
---------------------------------------------------------------------------------------------------------------------------------
North Carolina                36             4,790,791           0.87         8.531       609      133,078     83.46        69.81
---------------------------------------------------------------------------------------------------------------------------------
Ohio                          38             4,694,922           0.85         7.714       612      123,551     87.37        77.65
---------------------------------------------------------------------------------------------------------------------------------
Oklahoma                      15             1,509,771           0.27         8.261       618      100,651     91.07       100.00
---------------------------------------------------------------------------------------------------------------------------------
Oregon                        11             1,518,868           0.27         7.814       629      138,079     83.00        37.92
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                  63             7,858,801           1.42         7.897       609      124,743     85.02        69.75
---------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   9             1,424,974           0.26         8.102       616      158,330     85.89        85.82
---------------------------------------------------------------------------------------------------------------------------------
South Carolina                14             1,464,755           0.26         7.485       647      104,625     82.92        55.19
---------------------------------------------------------------------------------------------------------------------------------
South Dakota                   1               181,427           0.03         7.250       554      181,427     88.78       100.00
---------------------------------------------------------------------------------------------------------------------------------
Tennessee                     56             7,293,293           1.32         7.963       627      130,237     87.64        65.39
---------------------------------------------------------------------------------------------------------------------------------
Texas                        116            12,192,944           2.21         8.380       635      105,112     84.20        36.37
---------------------------------------------------------------------------------------------------------------------------------
Utah                          29             2,912,539           0.53         7.612       650      100,432     85.25        61.87
---------------------------------------------------------------------------------------------------------------------------------
Virginia                     113            16,738,040           3.03         8.032       609      148,124     84.84        62.39
---------------------------------------------------------------------------------------------------------------------------------
Washington                    28             3,380,956           0.61         8.164       643      120,748     82.32        58.08
---------------------------------------------------------------------------------------------------------------------------------
West Virginia                  1               197,486           0.04         6.750       608      197,486     90.00       100.00
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin                     24             2,296,485           0.42         8.105       632       95,687     86.81        68.40
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,871          $552,889,591         100.00%        7.680%      639     $142,829     83.78%       56.97%
---------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE                        WEIGHTED   WEIGHTED                           FULL OR
 RANGE OF ORIGINAL       NUMBER OF      PRINCIPAL BALANCE     PERCENT OF    AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                50          $  7,194,116           1.30%        6.961%      618     $143,882     40.23%       44.73%
---------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%              25             3,916,500           0.71         7.289       607      156,660     52.20        46.68
---------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%              28             4,353,628           0.79         7.549       590      155,487     57.85        47.47
---------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%              38             6,153,688           1.11         7.370       583      161,939     62.83        57.12
---------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%             106            19,130,207           3.46         7.367       594      180,474     68.30        50.60
---------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%             151            28,094,627           5.08         7.208       610      186,057     73.88        45.27
---------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%           1,272           237,888,335          43.03         6.980       656      187,019     79.83        47.75
---------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%             268            48,911,968           8.85         7.736       593      182,507     84.57        74.42
---------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%             427            75,227,741          13.61         7.611       623      176,177     89.62        74.46
---------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%             339            49,010,131           8.86         8.154       631      144,573     94.67        73.79
---------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%          1,167            73,008,651          13.20        10.066       670       62,561     99.93        54.50
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,871          $552,889,591         100.00%        7.680%      639     $142,829     83.78%       56.97%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.07% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.47% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.96%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.77%.

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                       WEIGHTED   WEIGHTED                           FULL OR
                          NUMBER OF      PRINCIPAL BALANCE     PERCENT OF     AVERAGE    AVERAGE   AVERAGE    ORIGINAL   ALTERNATIVE
LOAN PURPOSE            MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE       LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    2,158          $271,949,635          49.19%        7.809%      664     $126,019     85.73%       48.23%
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout         1,350           228,748,406          41.37         7.502       615      169,443     81.70        65.96
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term         363            52,191,549           9.44         7.784       612      143,778     82.71        63.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,871          $552,889,591         100.00%        7.680%      639     $142,829     83.78%       56.97%
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                      WEIGHTED  WEIGHTED                           FULL OR
                            NUMBER OF     PRINCIPAL BALANCE    PERCENT OF    AVERAGE   AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS     OUTSTANDING      MORTGAGE POOL   COUPON    FICO      BALANCE       LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                 2,765         $395,742,788          71.58%       7.676%      635     $143,126     83.79%      57.41%
---------------------------------------------------------------------------------------------------------------------------------
Rowhouse                          1              264,404           0.05        7.990       542      264,404     77.94        0.00
---------------------------------------------------------------------------------------------------------------------------------
Townhouse                         4              718,344           0.13        8.134       541      179,586     83.12       61.15
---------------------------------------------------------------------------------------------------------------------------------
Condominium                     458           58,392,993          10.56        7.432       655      127,496     83.74       56.01
---------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family             187           35,446,185           6.41        7.653       658      189,552     81.10       48.71
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              9              888,574           0.16        7.680       625       98,730     81.47       79.45
---------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        447           61,436,303          11.11        7.947       640      137,441     85.36       59.67
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,871         $552,889,591         100.00%       7.680%      639     $142,829     83.78%      56.97%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

DOCUMENTATION

-----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                      WEIGHTED  WEIGHTED                         FULL OR
                              NUMBER OF     PRINCIPAL BALANCE     PERCENT OF   AVERAGE   AVERAGE   AVERAGE   ORIGINAL   ALTERNATIVE
DOCUMENTATION              MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL   COUPON     FICO    BALANCE     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation             2,017          $290,066,377          52.46%       7.543%     625    $143,811     84.82%     100.00%
---------------------------------------------------------------------------------------------------------------------------------
Stated Documentation           1,162           156,989,953          28.39        7.896      661     135,103     81.83        0.00
---------------------------------------------------------------------------------------------------------------------------------
Limited Documentation            203            32,750,013           5.92        7.621      632     161,330     84.47        0.00
---------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation        194            27,066,156           4.90        8.071      668     139,516     82.50        0.00
---------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation           158            24,918,625           4.51        7.558      635     157,713     85.15      100.00
---------------------------------------------------------------------------------------------------------------------------------
Lite Documentation               137            21,098,467           3.82        7.682      638     154,003     82.92        0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,871          $552,889,591         100.00%       7.680%     639    $142,829     83.78%      56.97%
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

-----------------------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE                        WEIGHTED   WEIGHTED                           FULL OR
                         NUMBER OF      PRINCIPAL BALANCE     PERCENT OF    AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
OCCUPANCY              MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE       LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                    3,638          $517,150,693          93.54%       7.692%       637     $142,152    83.94%        57.00%
---------------------------------------------------------------------------------------------------------------------------------
Investment                   172            27,477,270           4.97        7.491        665      159,752    80.90         60.63
---------------------------------------------------------------------------------------------------------------------------------
Second Home                   61             8,261,627           1.49        7.525        669      135,437    83.16         43.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,871          $552,889,591         100.00%       7.680%       639     $142,829    83.78%        56.97%
---------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE                        WEIGHTED   WEIGHTED                           FULL OR
                         NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
MORTGAGE LOAN AGE      MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE      LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
2                              5          $    503,862           0.09%       7.336%       718     $100,772    86.32%        76.22%
---------------------------------------------------------------------------------------------------------------------------------
3                          1,761           254,824,250          46.09        7.639        637      144,704    84.06         57.89
---------------------------------------------------------------------------------------------------------------------------------
4                          1,717           244,688,345          44.26        7.645        642      142,509    83.60         56.76
---------------------------------------------------------------------------------------------------------------------------------
5                            183            25,626,039           4.63        7.869        638      140,033    82.62         55.48
---------------------------------------------------------------------------------------------------------------------------------
6                             27             3,796,720           0.69        8.265        651      140,619    84.01         31.51
---------------------------------------------------------------------------------------------------------------------------------
7                            138            18,445,400           3.34        8.100        628      133,662    83.60         56.49
---------------------------------------------------------------------------------------------------------------------------------
8                             15             1,588,344           0.29        8.669        629      105,890    86.51         56.78
---------------------------------------------------------------------------------------------------------------------------------
9                             13             1,738,825           0.31        8.315        605      133,756    85.89         47.61
---------------------------------------------------------------------------------------------------------------------------------
10                            10             1,601,362           0.29        8.512        594      160,136    80.08         36.86
---------------------------------------------------------------------------------------------------------------------------------
11                             2                76,445           0.01       11.646        700       38,222    99.99         67.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,871          $552,889,591         100.00%       7.680%       639     $142,829    83.78%        56.97%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

PREPAYMENT PENALTY TERM

-----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                     WEIGHTED   WEIGHTED                         FULL OR
                               NUMBER OF    PRINCIPAL BALANCE   PERCENT OF    AVERAGE    AVERAGE    AVERAGE   ORIGINAL  ALTERNATIVE
PREPAYMENT PENALTY TERM     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                              641         $ 77,739,114         14.06%      8.391%       637     $121,278   85.13%       48.91%
---------------------------------------------------------------------------------------------------------------------------------
12 Months                         157           27,421,659          4.96       7.581        639      174,660   81.69        53.21
---------------------------------------------------------------------------------------------------------------------------------
24 Months                       2,083          328,493,004         59.41       7.477        635      157,702   83.52        57.93
---------------------------------------------------------------------------------------------------------------------------------
36 Months                         989          119,179,107         21.56       7.797        650      120,505   84.08        60.44
---------------------------------------------------------------------------------------------------------------------------------
60 Months                           1               56,706          0.01       8.150        556       56,706   90.00       100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,871         $552,889,591        100.00%      7.680%       639     $142,829   83.78%       56.97%
---------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

CREDIT SCORES

-----------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                       WEIGHTED   WEIGHTED                          FULL OR
                          NUMBER OF      PRINCIPAL BALANCE     PERCENT OF    AVERAGE    AVERAGE    AVERAGE   ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE     LTV          DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                   1          $    163,151           0.03%       7.615%         0     $163,151    80.00%        0.00%
---------------------------------------------------------------------------------------------------------------------------------
451 to 500                      4               631,985           0.11        8.302        500      157,996    78.01        32.50
---------------------------------------------------------------------------------------------------------------------------------
501 to 550                    280            48,189,964           8.72        8.203        528      172,107    77.51        83.03
---------------------------------------------------------------------------------------------------------------------------------
551 to 600                    515            86,817,634          15.70        7.809        578      168,578    82.53        74.74
---------------------------------------------------------------------------------------------------------------------------------
601 to 650                  1,350           186,243,507          33.69        7.732        628      137,958    84.32        57.02
---------------------------------------------------------------------------------------------------------------------------------
651 to 700                  1,125           151,415,917          27.39        7.571        672      134,592    85.28        46.36
---------------------------------------------------------------------------------------------------------------------------------
701 to 750                    429            56,070,059          10.14        7.444        722      130,699    85.53        39.23
---------------------------------------------------------------------------------------------------------------------------------
751 to 800                    164            22,980,453           4.16        6.967        767      140,125    83.27        49.63
---------------------------------------------------------------------------------------------------------------------------------
801 to 850                      3               376,919           0.07        6.659        802      125,640    86.15        21.42
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,871          $552,889,591         100.00%       7.680%       639      142,829    83.78%       56.97%
---------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 639.

CREDIT GRADE

-----------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                       WEIGHTED   WEIGHTED                           FULL OR
                         NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
CREDIT GRADE           MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON     FICO      BALANCE      LTV           DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA                         2,016          $269,655,308          48.77%       7.506%       685     $133,758    85.10%        45.00%
---------------------------------------------------------------------------------------------------------------------------------
A                          1,016           140,479,514          25.41        7.759        625      138,267    84.40         59.50
---------------------------------------------------------------------------------------------------------------------------------
A-                           273            42,277,914           7.65        7.732        598      154,864    83.57         74.36
---------------------------------------------------------------------------------------------------------------------------------
B+                           236            43,275,933           7.83        7.846        570      183,373    83.02         75.11
---------------------------------------------------------------------------------------------------------------------------------
B                            313            54,101,047           9.79        8.155        538      172,847    77.27         81.38
---------------------------------------------------------------------------------------------------------------------------------
C                             17             3,099,874           0.56        7.882        559      182,346    68.12         66.89
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,871          $552,889,591         100.00%       7.680%       639     $142,829    83.78%        56.97%
---------------------------------------------------------------------------------------------------------------------------------

MARGINS

-----------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                       WEIGHTED   WEIGHTED                            FULL OR
                         NUMBER OF      PRINCIPAL BALANCE    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL   ALTERNATIVE
RANGE OF MARGINS       MORTGAGE LOANS      OUTSTANDING      MORTGAGE POOL    COUPON      FICO     BALANCE       LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
0.501% to 1.000%               1          $    164,493           0.04%       6.050%       558     $164,493    75.00%       100.00%
---------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%              18             3,298,807           0.84        6.726        666      183,267    74.23         48.04
---------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%             305            61,056,156          15.57        6.431        668      200,184    79.48         73.67
---------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%             433            85,034,180          21.68        6.773        667      196,384    79.51         36.07
---------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%             362            67,376,996          17.18        7.160        631      186,124    79.74         45.57
---------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%             368            67,228,302          17.14        7.497        618      182,686    82.50         60.82
---------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%             324            58,956,251          15.03        7.887        600      181,964    86.10         71.96
---------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%             172            28,824,561           7.35        8.221        598      167,585    85.83         64.96
---------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%             116            20,216,850           5.16        8.389        592      174,283    88.36         73.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,099          $392,156,595         100.00%       7.267%       633     $186,830    81.92%        57.36%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.981% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP A COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
  RANGE OF MAXIMUM          NUMBER OF    PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
   MORTGAGE RATES        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
13.000% or less                 494       $   101,386,508        25.85%      6.133%     673     $ 205,236     80.01%     63.57%
------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%              425            83,963,563        21.41       6.880      645       197,561     80.71      50.78
------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%              373            69,841,932        17.81       7.353      627       187,244     81.86      51.24
------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%              384            68,072,873        17.36       7.857      611       177,273     84.29      60.66
------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%              185            30,574,003         7.80       8.345      600       165,265     84.73      59.26
------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%              157            26,305,001         6.71       8.826      586       167,548     83.06      56.54
------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%               54             7,516,790         1.92       9.314      575       139,200     83.51      64.00
------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%               22             3,720,520         0.95       9.754      560       169,115     84.28      64.74
------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                5               775,404         0.20      10.479      537       155,081     85.77      73.18
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,099       $   392,156,595       100.00%      7.267%     633     $ 186,830     81.92%     57.36%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.615% per annum to 17.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.761% per annum.

NEXT ADJUSTMENT DATE

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                            NUMBER OF    PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
January 2004                      1       $       274,308         0.07%     6.750%      616     $ 274,308     80.00%    100.00%
------------------------------------------------------------------------------------------------------------------------------
October 2004                      6             1,272,206         0.32      8.371       587       212,034     78.86      34.53
------------------------------------------------------------------------------------------------------------------------------
November 2004                     6             1,267,954         0.32      7.634       584       211,326     84.79      48.03
------------------------------------------------------------------------------------------------------------------------------
December 2004                     8             1,204,534         0.31      8.139       617       150,567     83.43      56.28
------------------------------------------------------------------------------------------------------------------------------
January 2005                     65            11,528,274         2.94      7.821       612       177,358     83.07      60.68
------------------------------------------------------------------------------------------------------------------------------
February 2005                    13             2,247,997         0.57      7.886       648       172,923     83.10      48.46
------------------------------------------------------------------------------------------------------------------------------
March 2005                       94            17,941,963         4.58      7.464       632       190,872     81.15      60.46
------------------------------------------------------------------------------------------------------------------------------
April 2005                      854           157,663,309        40.20      7.273       637       184,617     81.91      57.05
------------------------------------------------------------------------------------------------------------------------------
May 2005                        848           158,543,070        40.43      7.235       629       186,961     82.09      57.07
------------------------------------------------------------------------------------------------------------------------------
June 2005                         2               319,388         0.08      6.303       748       159,694     80.00      62.48
------------------------------------------------------------------------------------------------------------------------------
January 2006                      2               422,337         0.11      7.838       595       211,169     69.45     100.00
------------------------------------------------------------------------------------------------------------------------------
March 2006                        4               659,470         0.17      7.475       615       164,868     76.16      69.79
------------------------------------------------------------------------------------------------------------------------------
April 2006                       42             8,091,406         2.06      6.985       642       192,653     81.92      62.56
------------------------------------------------------------------------------------------------------------------------------
May 2006                         42             8,310,519         2.12      7.260       647       197,870     82.98      56.07
------------------------------------------------------------------------------------------------------------------------------
November 2007                     1                91,073         0.02      7.500       718        91,073     95.00       0.00
------------------------------------------------------------------------------------------------------------------------------
December 2007                     1                59,620         0.02      9.750       594        59,620     95.00     100.00
------------------------------------------------------------------------------------------------------------------------------
January 2008                      6             1,153,129         0.29      6.978       671       192,188     74.08      26.54
------------------------------------------------------------------------------------------------------------------------------
February 2008                     2               342,420         0.09      7.772       628       171,210     81.64       0.00
------------------------------------------------------------------------------------------------------------------------------
March 2008                        3               438,831         0.11      8.145       610       146,277     85.40      65.02
------------------------------------------------------------------------------------------------------------------------------
April 2008                       59            11,776,589         3.00      6.846       646       199,603     80.83      56.83
------------------------------------------------------------------------------------------------------------------------------
May 2008                         40             8,548,198         2.18      6.886       659       213,705     80.90      63.73
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,099       $   392,156,595       100.00%     7.267%      633     $ 186,830     81.92%     57.36%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                     $344,985,900
Aggregate Original Principal Balance                                        $346,100,304
Number of Mortgage Loans                                                           1,564

                                                 MINIMUM                       MAXIMUM                   AVERAGE (1)
                                                 -------                       -------                   -----------
Original Principal Balance                       $14,200                      $880,000                    $221,292
Outstanding Principal Balance                    $14,146                      $874,063                    $220,579

                                                 MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                                 -------                       -------              --------------------
Original Term (mos)                                180                           360                         355
Stated Remaining Term (mos)                        171                           358                         352
Loan Age (mos)                                       2                            11                           4
Current Interest Rate                            5.250%                       13.990%                      7.393%
Initial Interest Rate Cap                        1.000%                        5.000%                      1.749%
Periodic Rate Cap                                1.000%                        1.000%                      1.000%
Gross Margin                                     4.000%                        9.500%                      6.197%
Maximum Mortgage Rate                           10.250%                       17.800%                     13.858%
Minimum Mortgage Rate                            5.250%                       11.300%                      7.363%
Months to Roll                                       2                            57                          23
Original Loan-to-Value                           19.44%                       100.00%                      81.77%
Credit Score (3)                                   500                           808                         633

                                                                              EARLIEST                     LATEST
                                                                              --------                     ------
Maturity Date                                                                 11/01/17                    06/01/33

LIEN POSITION                PERCENT OF MORTGAGE POOL          YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------                ------------------------          -------------------          ------------------------
1st Lien                               98.81%                  2002                                    2.23%
2nd Lien                                1.19%                  2003                                   97.77

OCCUPANCY                    PERCENT OF MORTGAGE POOL          LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
---------                    ------------------------          ------------                 ------------------------
Primary                                94.32%                  Purchase                               41.21%
Second Home                             2.06%                  Refinance - Rate/Term                  10.49%
Investment                              3.62%                  Refinance - Cashout                    48.30%

LOAN TYPE                    PERCENT OF MORTGAGE POOL          PROPERTY TYPE                PERCENT OF MORTGAGE POOL
---------                    ------------------------          -------------                ------------------------
Fixed Rate                             18.94%                  Single Family                          73.82%
ARM                                    81.06%                  Rowhouse                                0.02%
                                                               Townhouse                               0.23%
                                                               Condominium                             5.67%
                                                               Two- to Four-Family                     2.87%
                                                               Planned Unit Development               17.17%
                                                               Manufactured Housing                    0.21%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
5.500% or less                   13       $   5,409,645          1.57%       5.479%     693     $ 416,127     80.41%     91.09%
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                 78          27,270,162          7.90        5.879      687       349,617     78.98      66.35
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                148          52,608,740         15.25        6.395      653       355,464     78.75      53.39
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                264          77,679,365         22.52        6.857      648       294,240     80.53      51.22
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                222          58,285,472         16.90        7.332      628       262,547     82.63      58.51
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                244          48,186,000         13.97        7.832      616       197,484     82.43      57.22
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                161          31,210,848          9.05        8.339      595       193,856     84.34      60.57
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                147          18,833,117          5.46        8.811      602       128,116     85.44      57.23
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                 84          10,440,493          3.03        9.347      578       124,292     83.14      62.03
------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                69           7,214,266          2.09        9.844      587       104,555     85.69      59.09
------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%               28           2,298,787          0.67       10.351      564        82,100     83.40      51.12
------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%               16           1,918,936          0.56       10.830      580       119,933     84.39      57.25
------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                3             168,568          0.05       11.309      550        56,189     81.26     100.00
------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                8             364,164          0.11       11.919      616        45,520     88.20      72.29
------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                1              14,946          0.00       12.250      640        14,946     90.00     100.00
------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               14             423,960          0.12       12.934      663        30,283     99.71      23.56
------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               62           2,537,811          0.74       13.298      640        40,932     99.49      29.58
------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                2             120,619          0.03       13.785      612        60,310    100.00      85.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%     633     $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.393% per annum.

REMAINING MONTHS TO STATED MATURITY

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
RANGE OF MONTHS TO         NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
 STATED MATURITY         MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
169 to 180                      146       $   8,876,605          2.57%       9.652%    631      $  60,799     87.57%     61.85%
------------------------------------------------------------------------------------------------------------------------------
229 to 240                        3             168,823          0.05        8.396     600         56,274     78.07     100.00
------------------------------------------------------------------------------------------------------------------------------
349 to 360                    1,415         335,940,471         97.38        7.333     633        237,414     81.62      56.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
RANGE OF ORIGINAL LOAN     NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES     MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                 168       $   5,954,325          1.73%      10.224%    624      $  35,442     85.52%     58.05%
------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000             417          30,527,018          8.85        8.286     607         73,206     80.44      70.56
------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000            213          26,076,374          7.56        8.120     604        122,424     83.66      67.69
------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000            109          18,596,580          5.39        7.821     598        170,611     81.52      67.08
------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000             59          13,103,023          3.80        7.892     613        222,085     83.83      57.11
------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000             18           4,941,186          1.43        8.401     623        274,510     86.22      43.35
------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000            126          41,954,579         12.16        7.157     637        332,973     83.44      57.16
------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000            163          61,605,565         17.86        7.180     640        377,948     82.09      49.61
------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000             97          41,319,396         11.98        6.975     647        425,973     82.29      54.67
------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            114          54,863,682         15.90        6.953     653        481,260     80.59      49.06
------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000             30          15,602,867          4.52        7.124     635        520,096     80.00      66.48
------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000             35          20,065,843          5.82        6.887     644        573,310     78.85      62.59
------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000              8           4,989,542          1.45        7.214     632        623,693     77.69      38.26
------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000              2           1,356,526          0.39        6.369     684        678,263     76.43     100.00
------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000              1             740,660          0.21        6.990     627        740,660     90.00       0.00
------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000              2           1,577,262          0.46        7.001     648        788,631     84.72      50.25
------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000              1             837,409          0.24        7.990     602        837,409     70.00       0.00
------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000              1             874,063          0.25        6.250     631        874,063     73.33     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,146 to approximately $874,063 and the average outstanding principal balance of the Mortgage Loans was approximately $220,579

PRODUCT TYPES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
   PRODUCT TYPES         MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans             106       $   4,067,944          1.18%      12.580%    644      $  38,377     98.40%     38.15%
------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans              40           4,808,662          1.39        7.175     621        120,217     78.41      81.89
------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans               3             168,823          0.05        8.396     600         56,274     78.07     100.00
------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans             284          56,311,121         16.32        7.186     645        198,279     79.44      62.30
------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans             3             882,898          0.26        7.477     661        294,299     83.79       0.00
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans              1,012         247,057,284         71.61        7.396     630        244,128     82.28      54.89
------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                 61          15,339,371          4.45        7.349     628        251,465     80.55      65.52
------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                 55          16,349,797          4.74        6.857     644        297,269     80.12      62.76
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
  ADJUSTMENT TYPES       MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
ARM                           1,131       $ 279,629,350         81.06%       7.363%    631      $ 247,241     82.06%     55.76%
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                      433          65,356,550         18.94        7.524     643        150,939     80.54      62.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
       STATE             MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Arizona                          50       $   7,073,952          2.05%       8.181%    639      $ 141,479     85.21%     42.52%
------------------------------------------------------------------------------------------------------------------------------
Arkansas                          7             444,016          0.13        8.437     591         63,431     88.61     100.00
------------------------------------------------------------------------------------------------------------------------------
California                      623         201,938,757         58.54        7.006     644        324,139     81.14      55.51
------------------------------------------------------------------------------------------------------------------------------
Colorado                         18           4,391,821          1.27        8.115     624        243,990     84.07      59.06
------------------------------------------------------------------------------------------------------------------------------
Connecticut                      11           4,099,383          1.19        7.277     630        372,671     81.49      44.60
------------------------------------------------------------------------------------------------------------------------------
Delaware                          5           1,169,637          0.34        8.779     601        233,927     84.01      57.43
------------------------------------------------------------------------------------------------------------------------------
District of Columbia              2             569,924          0.17        8.841     612        284,962     75.93     100.00
------------------------------------------------------------------------------------------------------------------------------
Florida                          66           8,562,944          2.48        8.399     609        129,742     82.76      56.51
------------------------------------------------------------------------------------------------------------------------------
Georgia                          11           2,995,248          0.87        7.904     637        272,295     83.63       5.38
------------------------------------------------------------------------------------------------------------------------------
Idaho                             4             365,609          0.11        8.277     599         91,402     83.93      63.97
------------------------------------------------------------------------------------------------------------------------------
Illinois                         10           2,852,648          0.83        7.475     625        285,265     86.14      83.47
------------------------------------------------------------------------------------------------------------------------------
Indiana                          25           1,779,040          0.52        8.318     604         71,162     82.11      69.90
------------------------------------------------------------------------------------------------------------------------------
Iowa                              1              44,877          0.01        8.842     633         44,877    100.00     100.00
------------------------------------------------------------------------------------------------------------------------------
Kansas                            6             520,142          0.15        8.669     592         86,690     86.34      95.68
------------------------------------------------------------------------------------------------------------------------------
Kentucky                          4             286,251          0.08        8.499     569         71,563     86.08     100.00
------------------------------------------------------------------------------------------------------------------------------
Louisiana                        45           4,292,312          1.24        8.334     598         95,385     86.66      91.38
------------------------------------------------------------------------------------------------------------------------------
Maine                             3             236,849          0.07        8.476     547         78,950     69.65      29.51
------------------------------------------------------------------------------------------------------------------------------
Maryland                         36           6,835,708          1.98        7.977     587        189,881     77.47      65.81
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                     8           2,230,533          0.65        8.435     643        278,817     85.95      54.68
------------------------------------------------------------------------------------------------------------------------------
Michigan                         56           6,326,757          1.83        8.502     604        112,978     78.56      44.52
------------------------------------------------------------------------------------------------------------------------------
Minnesota                        12           2,263,124          0.66        7.350     605        188,594     83.00      75.94
------------------------------------------------------------------------------------------------------------------------------
Mississippi                      15           1,414,028          0.41        9.193     573         94,269     82.86      78.60
------------------------------------------------------------------------------------------------------------------------------
Missouri                         13           1,726,428          0.50        8.802     585        132,802     84.25      65.22
------------------------------------------------------------------------------------------------------------------------------
Montana                          10           1,294,167          0.38        8.362     605        129,417     82.57      62.50
------------------------------------------------------------------------------------------------------------------------------
Nebraska                          2              68,753          0.02        8.080     643         34,377     82.98       0.00
------------------------------------------------------------------------------------------------------------------------------
Nevada                           31           7,155,586          2.07        7.992     657        230,825     86.09      62.76
------------------------------------------------------------------------------------------------------------------------------
New Hampshire                     6             818,838          0.24        7.395     605        136,473     80.83      49.00
------------------------------------------------------------------------------------------------------------------------------
New Jersey                       38          11,298,148          3.27        7.159     625        297,320     79.94      71.49
------------------------------------------------------------------------------------------------------------------------------
New Mexico                        1              97,575          0.03        7.500     672         97,575     80.00       0.00
------------------------------------------------------------------------------------------------------------------------------
New York                         40          14,392,139          4.17        7.286     634        359,803     81.86      54.03
------------------------------------------------------------------------------------------------------------------------------
North Carolina                   12           1,905,938          0.55        9.506     607        158,828     88.51      37.83
------------------------------------------------------------------------------------------------------------------------------
North Dakota                      1              97,834          0.03        7.990     549         97,834     90.00       0.00
------------------------------------------------------------------------------------------------------------------------------
Ohio                             39           3,864,997          1.12        7.410     608         99,102     84.72      88.06
------------------------------------------------------------------------------------------------------------------------------
Oklahoma                         10             574,319          0.17        8.285     615         57,432     83.60      86.65
------------------------------------------------------------------------------------------------------------------------------
Oregon                            6             938,371          0.27        7.526     608        156,395     75.43      23.68
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                     87           8,445,908          2.45        7.875     600         97,079     83.47      84.14
------------------------------------------------------------------------------------------------------------------------------
Rhode Island                      6           1,590,160          0.46        7.189     593        265,027     81.49      55.58
------------------------------------------------------------------------------------------------------------------------------
South Carolina                   17           1,407,207          0.41        8.572     602         82,777     82.03      66.73
------------------------------------------------------------------------------------------------------------------------------
Tennessee                        57           5,777,742          1.67        8.892     604        101,364     87.43      53.23
------------------------------------------------------------------------------------------------------------------------------
Texas                            41           7,372,237          2.14        7.826     643        179,811     80.16      27.61
------------------------------------------------------------------------------------------------------------------------------
Utah                              6             501,907          0.15        8.595     563         83,651     86.76      61.59
------------------------------------------------------------------------------------------------------------------------------
Virginia                         86           9,665,202          2.80        7.721     616        112,386     81.96      56.79
------------------------------------------------------------------------------------------------------------------------------
Washington                       18           3,737,365          1.08        7.893     634        207,631     80.58      54.57
------------------------------------------------------------------------------------------------------------------------------
Wisconsin                        18           1,477,214          0.43        8.760     609         82,067     86.33      62.27
------------------------------------------------------------------------------------------------------------------------------
Wyoming                           1              84,308          0.02        7.650     605         84,308     83.92     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.02% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
RANGE OF ORIGINAL LOAN     NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
  LOAN-TO-LOAN RATIOS    MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
50.00% or less                   29       $   3,232,274          0.94%       7.514%    579      $ 111,458     39.34%     59.60%
------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                 13           2,321,388          0.67        7.144     642        178,568     53.30      95.24
------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                 19           5,295,240          1.53        7.165     607        278,697     57.43      29.11
------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                 25           4,103,967          1.19        7.407     618        164,159     63.30      58.32
------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                 82          16,947,745          4.91        7.275     616        206,680     68.57      45.57
------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                112          27,077,300          7.85        7.153     622        241,762     73.91      47.05
------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                578         153,058,408         44.37        7.058     650        264,807     79.72      47.57
------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                175          33,238,517          9.63        7.761     593        189,934     84.41      69.94
------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                236          53,351,757         15.46        7.503     620        226,067     89.72      69.32
------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                162          36,763,127         10.66        7.961     631        226,933     94.67      78.12
------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%               133           9,596,176          2.78        9.708     669         72,152     99.87      66.43
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.44% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.19% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.41%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.60%.

LOAN PURPOSE

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
     LOAN PURPOSE        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             778       $ 166,642,175         48.30%       7.396%    615      $ 214,193     80.79%     64.49%
------------------------------------------------------------------------------------------------------------------------------
Purchase                        622         142,165,503         41.21        7.381     658        228,562     82.81      45.13
------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term           164          36,178,222         10.49        7.428     620        220,599     82.24      69.22
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
    PROPERTY TYPE        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Single Family                 1,203       $ 254,681,908         73.82%       7.390%    630      $ 211,706     81.74%     58.20%
------------------------------------------------------------------------------------------------------------------------------
Rowhouse                          1              78,706          0.02        8.500     551         78,706     95.00     100.00
------------------------------------------------------------------------------------------------------------------------------
Townhouse                         5             801,958          0.23        8.280     612        160,392     78.05     100.00
------------------------------------------------------------------------------------------------------------------------------
Condominium                      94          19,569,256          5.67        7.386     632        208,184     82.50      56.91
------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family              46           9,911,985          2.87        7.489     642        215,478     77.06      62.49
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             10             717,081          0.21        7.532     629         71,708     76.06      55.39
------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        205          59,225,007         17.17        7.378     645        288,902     82.59      50.37
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

DOCUMENTATION

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
    DOCUMENTATION        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation              894       $ 174,999,280         50.73%       7.358%    617      $ 195,749     82.99%    100.00%
------------------------------------------------------------------------------------------------------------------------------
Stated Documentation            394          91,777,163         26.60        7.431     661        232,937     79.57       0.00
------------------------------------------------------------------------------------------------------------------------------
Limited Documentation            84          25,185,121          7.30        7.414     625        299,823     82.38       0.00
------------------------------------------------------------------------------------------------------------------------------
Full/Alt Documentation           68          21,665,067          6.28        7.451     627        318,604     83.92     100.00
------------------------------------------------------------------------------------------------------------------------------
Lite Documentation               61          16,765,530          4.86        7.438     653        274,845     81.49       0.00
------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation        63          14,593,739          4.23        7.402     654        231,647     77.10       0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
    OCCUPANCY            MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
Primary                       1,422       $ 325,376,160         94.32%       7.373%    631      $ 228,816     81.84%     57.86%
------------------------------------------------------------------------------------------------------------------------------
Investment                      108          12,498,625          3.62        7.821     662        115,728     79.48      45.33
------------------------------------------------------------------------------------------------------------------------------
Second Home                      34           7,111,115          2.06        7.581     685        209,150     82.81      38.28
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
MORTGAGE LOAN AGE        MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
2                                 2       $     184,532          0.05%       8.007%    601      $  92,266     91.63%     83.75%
------------------------------------------------------------------------------------------------------------------------------
3                               695         161,376,895         46.78        7.341     634        232,197     82.10      56.82
------------------------------------------------------------------------------------------------------------------------------
4                               701         150,781,543         43.71        7.394     632        215,095     81.61      57.87
------------------------------------------------------------------------------------------------------------------------------
5                                69          13,652,154          3.96        7.530     624        197,857     82.11      58.75
------------------------------------------------------------------------------------------------------------------------------
6                                12           2,258,198          0.65        7.362     642        188,183     80.63      64.57
------------------------------------------------------------------------------------------------------------------------------
7                                55          10,232,861          2.97        7.749     634        186,052     81.59      58.40
------------------------------------------------------------------------------------------------------------------------------
8                                 7             762,531          0.22        7.987     615        108,933     75.58      45.79
------------------------------------------------------------------------------------------------------------------------------
9                                15           4,169,769          1.21        7.769     653        277,985     80.39      34.97
------------------------------------------------------------------------------------------------------------------------------
10                                7           1,455,490          0.42        7.685     603        207,927     68.36      20.47
------------------------------------------------------------------------------------------------------------------------------
11                                1             111,928          0.03        9.990     646        111,928     90.00       0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
PREPAYMENT PENALTY TERM  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
None                            207       $  47,946,031         13.90%       8.009%    652     $  231,623     82.61%     37.10%
------------------------------------------------------------------------------------------------------------------------------
12 Months                        53          18,215,637          5.28        7.055     643        343,691     81.81      61.90
------------------------------------------------------------------------------------------------------------------------------
24 Months                       910         207,966,399         60.28        7.365     625        228,535     82.20      58.28
------------------------------------------------------------------------------------------------------------------------------
36 Months                       390          69,755,280         20.22        7.151     641        178,860     79.95      64.92
------------------------------------------------------------------------------------------------------------------------------
60 Months                         4           1,102,553          0.32        6.725     654        275,638     78.97     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

CREDIT SCORES

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
451 to 500                        6       $     514,665          0.15%       9.178%    500      $  85,778     74.39%    100.00%
------------------------------------------------------------------------------------------------------------------------------
501 to 550                      196          28,618,534          8.30        8.502     528        146,013     78.54      82.82
------------------------------------------------------------------------------------------------------------------------------
551 to 600                      338          65,035,065         18.85        7.892     577        192,411     82.67      75.39
------------------------------------------------------------------------------------------------------------------------------
601 to 650                      543         117,964,898         34.19        7.379     625        217,247     81.81      57.02
------------------------------------------------------------------------------------------------------------------------------
651 to 700                      332          90,037,367         26.10        7.009     671        271,197     82.30      46.19
------------------------------------------------------------------------------------------------------------------------------
701 to 750                      117          32,760,108          9.50        6.704     721        280,001     81.27      31.03
------------------------------------------------------------------------------------------------------------------------------
751 to 800                       30           9,367,269          2.72        6.817     765        312,242     82.31      43.51
------------------------------------------------------------------------------------------------------------------------------
801 to 850                        2             687,995          0.20        6.128     805        343,998     77.34      46.90
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564         344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

CREDIT GRADE

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
AA                              571       $ 151,404,697         43.89%       6.943%    683      $ 265,157     82.21%     43.53%
------------------------------------------------------------------------------------------------------------------------------
A                               429          97,544,547         28.27        7.399     622        227,377     81.60      57.72
------------------------------------------------------------------------------------------------------------------------------
A-                              145          26,420,291          7.66        7.950     591        182,209     83.05      71.21
------------------------------------------------------------------------------------------------------------------------------
B+                              182          33,203,771          9.62        7.851     568        182,438     83.04      77.86
------------------------------------------------------------------------------------------------------------------------------
B                               212          32,079,911          9.30        8.318     541        151,320     78.87      81.25
------------------------------------------------------------------------------------------------------------------------------
C                                25           4,332,683          1.26        9.211     552        173,307     74.38      85.92
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,564       $ 344,985,900        100.00%       7.393%    633      $ 220,579     81.77%     57.01%
------------------------------------------------------------------------------------------------------------------------------

MARGINS

---------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                     WEIGHTED  WEIGHTED                           FULL OR
                           NUMBER OF     PRINCIPAL BALANCE   PERCENT OF    AVERAGE   AVERAGE     AVERAGE    ORIGINAL  ALTERNATIVE
RANGE OF MARGINS         MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO      BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                  1       $     550,083          0.20%       6.750%    676      $ 550,083     80.00%      0.00%
------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                  8           2,090,452          0.75        6.543     680        261,306     74.69      46.66
------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                127          42,374,558         15.15        6.442     668        333,658     80.00      60.14
------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                166          50,708,842         18.13        6.822     657        305,475     78.00      43.34
------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                150          42,351,843         15.15        7.040     640        282,346     80.07      45.86
------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                175          46,918,693         16.78        7.289     621        268,107     83.23      61.91
------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                152          33,840,133         12.10        7.767     606        222,632     84.62      64.33
------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                 86          17,206,161          6.15        7.943     593        200,072     84.80      64.33
------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                231          37,431,312         13.39        8.742     595        162,040     87.03      61.04
------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                 25           4,426,686          1.58        8.985     601        177,067     88.15      53.17
------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                  7           1,334,383          0.48        8.810     591        190,626     77.49      43.71
------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                  3             396,205          0.14       10.253     555        132,068     81.34     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,131       $ 279,629,350        100.00%       7.363%    631      $ 247,241     82.06%     55.76%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.197% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3
                                         GROUP B COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

--------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                     WEIGHTED  WEIGHTED                        FULL OR
RANGE OF MAXIMUM       NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE   AVERAGE  AVERAGE   ORIGINAL  ALTERNATIVE
 MORTGAGE RATES      MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE      LTV        DOC
--------------------------------------------------------------------------------------------------------------------------
13.000% or less            187          $ 67,427,914        24.11%       6.135%     667    $360,577   79.35%      58.85%
--------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%         196            60,413,560        21.60        6.864      645     308,232   81.16       50.83
--------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%         178            49,011,500        17.53        7.342      630     275,346   82.93       56.37
--------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%         178            39,734,773        14.21        7.838      612     223,229   82.81       53.30
--------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%         134            28,256,232        10.10        8.333      594     210,867   84.24       60.29
--------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%         113            16,664,553         5.96        8.808      602     147,474   85.80       54.43
--------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%          65             8,696,117         3.11        9.352      568     133,786   83.10       64.95
--------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%          51             5,730,974         2.05        9.849      587     112,372   86.40       51.78
--------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%          16             1,818,312         0.65       10.369      560     113,645   83.44       47.62
--------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%          11             1,754,703         0.63       10.770      579     159,518   84.94       57.83
--------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%           2               120,712         0.04       11.282      557      60,356   81.76      100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,131          $279,629,350       100.00%       7.363%     631    $247,241   82.06%      55.76%
--------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.250% per annum to 17.800% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.858% per annum.

NEXT ADJUSTMENT DATE

---------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATE                     WEIGHTED  WEIGHTED                        FULL OR
                        NUMBER OF     PRINCIPAL BALANCE   PERCENT OF     AVERAGE   AVERAGE  AVERAGE   ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE  MORTGAGE LOANS     OUTSTANDING     MORTGAGE POOL   COUPON     FICO    BALANCE      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
October 2003                  1          $    104,550        0.04%        6.990%     589    $104,550   70.00%       0.00%
---------------------------------------------------------------------------------------------------------------------------
November 2003                 2               778,347        0.28         7.542      670     389,174   85.64        0.00
---------------------------------------------------------------------------------------------------------------------------
September 2004                1               111,928        0.04         9.990      646     111,928   90.00        0.00
---------------------------------------------------------------------------------------------------------------------------
October 2004                  6               959,716        0.34         8.045      565     159,953   74.66       31.04
---------------------------------------------------------------------------------------------------------------------------
November 2004                 9             3,034,667        1.09         7.429      642     337,185   79.12       29.15
---------------------------------------------------------------------------------------------------------------------------
December 2004                 4               559,988        0.20         8.193      599     139,997   78.27       62.36
---------------------------------------------------------------------------------------------------------------------------
January 2005                 34             7,623,088        2.73         7.523      633     224,208   80.84       56.21
---------------------------------------------------------------------------------------------------------------------------
February 2005                 9             2,127,466        0.76         7.130      644     236,385   79.94       65.78
---------------------------------------------------------------------------------------------------------------------------
March 2005                   50            10,415,812        3.72         7.552      632     208,316   83.21       58.75
---------------------------------------------------------------------------------------------------------------------------
April 2005                  452           105,611,136       37.77         7.434      631     233,653   82.46       54.06
---------------------------------------------------------------------------------------------------------------------------
May 2005                    446           116,458,939       41.65         7.333      628     261,119   82.31       55.84
---------------------------------------------------------------------------------------------------------------------------
June 2005                     1               154,545        0.06         6.990      582     154,545   90.00      100.00
---------------------------------------------------------------------------------------------------------------------------
November 2005                 1                95,501        0.03         8.875      630      95,501   80.00      100.00
---------------------------------------------------------------------------------------------------------------------------
December 2005                 1               128,931        0.05         6.125      641     128,931   64.04        0.00
---------------------------------------------------------------------------------------------------------------------------
January 2006                  4               765,820        0.27         7.766      627     191,455   77.13       41.28
---------------------------------------------------------------------------------------------------------------------------
March 2006                    3               677,133        0.24         7.293      624     225,711   86.56      100.00
---------------------------------------------------------------------------------------------------------------------------
April 2006                   31             7,283,445        2.60         7.383      621     234,950   78.76       74.36
---------------------------------------------------------------------------------------------------------------------------
May 2006                     21             6,388,541        2.28         7.269      638     304,216   82.72       55.51
---------------------------------------------------------------------------------------------------------------------------
October 2007                  1               495,774        0.18         6.990      678     495,774   56.18        0.00
---------------------------------------------------------------------------------------------------------------------------
December 2007                 1                44,823        0.02         9.625      694      44,823   60.00        0.00
---------------------------------------------------------------------------------------------------------------------------
January 2008                  3               624,517        0.22         8.446      628     208,172   93.51      100.00
---------------------------------------------------------------------------------------------------------------------------
March 2008                    1               497,528        0.18         7.250      555     497,528   90.00      100.00
---------------------------------------------------------------------------------------------------------------------------
April 2008                   29             8,318,459        2.97         6.828      636     286,843   81.36       69.26
---------------------------------------------------------------------------------------------------------------------------
May 2008                     20             6,368,697        2.28         6.678      661     318,435   78.41       53.03
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,131          $279,629,350      100.00%        7.363%     631    $247,241   82.06%      55.76%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------
                                                 ORIGINAL     REMAINING     ORIGINAL    REMAINING   ORIGINAL MONTHS TO
  CURRENT         GROSS MORTGAGE  NET MORTGAGE     TERM         TERM       AMORT TERM   AMORT TERM  PREPAYMENT PENALTY
 BALANCE ($)         RATE (%)       RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)      EXPIRATION
----------------------------------------------------------------------------------------------------------------------
    163,262.87         8.104          7.589         180          172          180          172               0
    377,209.71         7.217          6.702         180          175          180          175              12
     96,535.20         7.375          6.860         180          176          180          176              24
  4,428,680.36         7.134          6.619         180          176          180          176              36
    111,476.92         8.750          8.235         240          237          240          237              24
    816,488.21         7.154          6.639         240          237          240          237              36
  7,045,770.37         7.702          7.187         360          356          360          356               0
  9,747,823.22         7.560          7.045         360          356          360          356              12
  9,363,899.82         7.224          6.709         360          356          360          356              24
 59,653,752.85         7.251          6.736         360          356          360          356              36
 17,005,195.12        10.864         10.349         180          176          360          356               0
  1,525,585.57        10.224          9.709         180          176          360          356              12
 27,331,731.39        10.347          9.832         180          176          360          356              24
 22,583,099.66        10.496          9.981         180          176          360          356              36
     80,877.27         9.390          8.875         180          177          180          177               0
    264,217.17         9.873          9.358         180          174          180          174              24
     57,128.48        11.250         10.735         240          236          240          236              24
     80,261.74        11.250         10.735         360          355          360          355              24
----------------------------------------------------------------------------------------------------------------------
160,732,995.93
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                         INITIAL
                                  NET    ORIGINAL  REMAINING              RATE
                     MORTGAGE  MORTGAGE    TERM      TERM       GROSS    CHANGE
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
--------------------------------------------------------------------------------
 47,029,087.14        7.761     7.246      360        356       6.102     1.506
 13,908,284.07        7.322     6.807      360        356       5.940     1.523
287,064,389.95        7.215     6.700      360        356       5.976     1.557
  3,986,932.87        7.467     6.952      360        355       5.875     1.500
  3,990,147.87        7.337     6.822      360        357       5.996     3.000
    757,453.21        7.889     7.374      360        356       5.856     3.000
  2,115,231.98        7.205     6.690      360        357       6.063     3.000
 10,620,899.16        7.025     6.510      360        356       5.893     3.000
  2,424,773.72        6.999     6.484      360        356       6.024     3.000
  1,105,303.47        7.279     6.764      360        356       5.818     3.000
  2,008,131.21        6.783     6.268      360        356       5.433     3.382
 16,814,945.92        6.895     6.380      360        356       5.933     3.015
     56,705.75        8.150     7.635      360        356       7.000     3.000
    274,308.26        6.750     6.235      360        353       5.000     1.000
--------------------------------------------------------------------------------
392,156,594.58
--------------------------------------------------------------------------------

                                       NUMBER OF
                                         MONTHS                    ORIGINAL
                              RATE     UNTIL NEXT                  MONTHS TO
                             CHANGE       RATE                    PREPAYMENT
PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                  PENALTY
 CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE         INDEX      EXPIRATION
----------------------------------------------------------------------------
 1.000     14.258   7.761       6          20      6-Month LIBOR       0
 1.000     13.815   7.322       6          20      6-Month LIBOR      12
 1.001     13.710   7.215       6          20      6-Month LIBOR      24
 1.000     13.967   7.467       6          19      6-Month LIBOR      36
 1.000     13.837   7.337       6          33      6-Month LIBOR       0
 1.000     14.389   7.889       6          32      6-Month LIBOR      12
 1.000     13.705   7.205       6          33      6-Month LIBOR      24
 1.000     13.525   7.025       6          32      6-Month LIBOR      36
 1.000     13.499   6.999       6          56      6-Month LIBOR       0
 1.000     13.779   7.279       6          56      6-Month LIBOR      12
 1.000     13.283   6.783       6          56      6-Month LIBOR      24
 1.000     13.364   6.895       6          56      6-Month LIBOR      36
 1.000     14.650   8.150       6          56      6-Month LIBOR      60
 1.000     13.250   6.750       6           5      6-Month LIBOR      36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

-------------------------------------------------------------------------------------------------------------------
                                              ORIGINAL     REMAINING     ORIGINAL    REMAINING   ORIGINAL MONTHS TO
   CURRENT     GROSS MORTGAGE  NET MORTGAGE     TERM         TERM       AMORT TERM  AMORT TERM   PREPAYMENT PENALTY
  BALANCE ($)     RATE (%)       RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)      EXPIRATION
-------------------------------------------------------------------------------------------------------------------
    74,420.74       9.375          8.860         180          177          180          177              12
   581,588.99       6.649          6.134         180          176          180          176              24
 4,118,786.53       7.186          6.671         180          176          180          176              36
    46,677.61       8.000          7.485         240          236          240          236              24
   122,145.76       8.548          8.033         240          237          240          237              36
 4,302,156.94       8.036          7.521         360          356          360          356               0
 5,422,581.01       6.842          6.327         360          357          360          357              12
 4,447,362.43       7.115          6.600         360          357          360          357              24
41,036,468.25       7.162          6.647         360          356          360          356              36
 1,102,552.81       6.725          6.210         360          354          360          354              60
 2,589,573.17      12.964         12.449         180          176          360          356               0
   568,927.10      11.945         11.430         180          176          360          356              24
   909,443.44      11.883         11.368         180          176          360          356              36
    33,865.47       9.990          9.475         180          176          180          176              24
-------------------------------------------------------------------------------------------------------------------
65,356,550.25
-------------------------------------------------------------------------------------------------------------------

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                                         INITIAL
                                 NET     ORIGINAL  REMAINING              RATE
                     MORTGAGE  MORTGAGE    TERM      TERM       GROSS    CHANGE
CURRENT BALANCE ($)  RATE(%)   RATE(%)   (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
--------------------------------------------------------------------------------
 34,814,149.40        7.740     7.225      360        356       6.206     1.498
 10,573,128.56        7.152     6.637      360        356       5.796     1.562
199,598,179.77        7.357     6.842      360        356       6.255     1.607
  2,071,826.21        6.646     6.131      360        356       5.673     1.556
  4,108,285.27        7.392     6.877      360        356       5.894     3.000
    805,821.70        7.057     6.542      360        357       6.253     3.000
    958,847.94        7.929     7.414      360        356       6.219     2.646
  9,466,415.97        7.297     6.782      360        356       6.272     2.905
  1,692,614.08        7.331     6.816      360        356       5.051     3.445
  1,339,685.00        7.016     6.501      360        356       6.437     3.000
  1,287,304.38        7.495     6.980      360        357       5.861     3.763
 12,030,193.93        6.704     6.189      360        356       5.838     3.000
    439,252.31        8.250     7.735      360        357       7.000     1.000
    443,645.37        6.711     6.196      360        357       5.566     1.000
--------------------------------------------------------------------------------
279,629,349.89
--------------------------------------------------------------------------------


                                        NUMBER OF
                                          MONTHS                    ORIGINAL
                              RATE      UNTIL NEXT                 MONTHS TO
                             CHANGE        RATE                    PREPAYMENT
PERIODIC  MAXIMUM  MINIMUM  FREQUENCY   ADJUSTMENT                  PENALTY
 CAP(%)   RATE(%)  RATE(%)  (MONTHS)       DATE         INDEX      EXPIRATION
-----------------------------------------------------------------------------
 1.000     14.245   7.740       6           20      6-Month LIBOR       0
 1.000     13.631   7.152       6           20      6-Month LIBOR      12
 1.000     13.853   7.357       6           20      6-Month LIBOR      24
 1.000     13.146   6.646       6           20      6-Month LIBOR      36
 1.000     13.892   7.392       6           32      6-Month LIBOR       0
 1.000     13.557   7.057       6           33      6-Month LIBOR      12
 1.000     14.429   7.929       6           32      6-Month LIBOR      24
 1.000     13.810   7.297       6           32      6-Month LIBOR      36
 1.000     13.831   7.331       6           56      6-Month LIBOR       0
 1.000     13.516   7.016       6           56      6-Month LIBOR      12
 1.000     13.995   7.495       6           57      6-Month LIBOR      24
 1.000     13.151   6.704       6           56      6-Month LIBOR      36
 1.000     14.750   8.250       6            3      6-Month LIBOR       0
 1.000     13.211   6.711       6            3      6-Month LIBOR      24
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                            ONE MONTH LIBOR CAP TABLE

----------------------------------------------------------------
                         NOTIONAL      1ML STRIKE    1ML STRIKE
BEGINNING    ENDING      BALANCE      LOWER COLLAR  UPPER COLLAR
 ACCRUAL    ACCRUAL        ($)             (%)          (%)
----------------------------------------------------------------
 8/29/03     9/25/03  897,875,490.65      7.612         8.900
----------------------------------------------------------------
 9/25/03    10/25/03  877,076,399.71      6.822         8.900
----------------------------------------------------------------
10/25/03    11/25/03  856,396,416.16      6.597         8.900
----------------------------------------------------------------
11/25/03    12/25/03  835,826,263.95      6.836         8.900
----------------------------------------------------------------
12/25/03     1/25/04  815,358,814.82      6.609         8.900
----------------------------------------------------------------
 1/25/04     2/25/04  794,992,062.72      6.615         8.900
----------------------------------------------------------------
 2/25/04     3/25/04  774,724,603.04      7.101         8.900
----------------------------------------------------------------
 3/25/04     4/25/04  754,960,483.97      6.625         8.900
----------------------------------------------------------------
 4/25/04     5/25/04  735,707,480.42      6.864         8.900
----------------------------------------------------------------
 5/25/04     6/25/04  716,952,210.77      6.637         8.900
----------------------------------------------------------------
 6/25/04     7/25/04  698,681,647.22      6.876         8.900
----------------------------------------------------------------
 7/25/04     8/25/04  680,883,106.30      6.649         8.900
----------------------------------------------------------------
 8/25/04     9/25/04  663,544,239.78      6.654         8.900
----------------------------------------------------------------
 9/25/04    10/25/04  646,653,025.67      6.894         8.900
----------------------------------------------------------------
10/25/04    11/25/04  630,197,759.58      6.666         8.900
----------------------------------------------------------------
11/25/04    12/25/04  614,167,046.26      6.908         8.900
----------------------------------------------------------------
12/25/04     1/25/05  598,549,791.39      6.680         8.900
----------------------------------------------------------------
 1/25/05     2/25/05  583,335,193.51      6.686         8.900
----------------------------------------------------------------
 2/25/05     3/25/05  568,512,736.31      7.447         8.900
----------------------------------------------------------------
 3/25/05     4/25/05  554,072,180.99      6.706         8.900
----------------------------------------------------------------
 4/25/05     5/25/05  540,003,558.90      7.955         8.900
----------------------------------------------------------------
 5/25/05     6/25/05  526,298,805.80      7.693         8.900
----------------------------------------------------------------
 6/25/05     7/25/05  512,946,744.46      7.967         8.900
----------------------------------------------------------------
 7/25/05     8/25/05  499,938,177.69      7.704         8.900
----------------------------------------------------------------
 8/25/05     9/25/05  487,264,150.73      7.709         8.900
----------------------------------------------------------------
 9/25/05    10/25/05  474,915,944.81      7.988         8.900
----------------------------------------------------------------
10/25/05    11/25/05  462,885,070.88      8.341         8.900
----------------------------------------------------------------
11/25/05    12/25/05  451,163,263.49      8.637         8.900
----------------------------------------------------------------
12/25/05     1/25/06  439,742,474.89      8.352         8.900
----------------------------------------------------------------
 1/25/06     2/25/06  428,614,869.21      8.358         8.900
----------------------------------------------------------------
 2/25/06     3/25/06  417,772,816.86      9.297         8.900
----------------------------------------------------------------
 3/25/06     4/25/06  407,208,889.03      8.373         8.900
----------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                               HYPOTHETICAL AVAILABLE FUNDS CAP TABLE
----------------------------------  ------------------------------  ------------------------------
              AVAILABLE  AVAILABLE            AVAILABLE  AVAILABLE            AVAILABLE  AVAILABLE
  PAYMENT     FUNDS CAP  FUNDS CAP  PAYMENT   FUNDS CAP  FUNDS CAP  PAYMENT   FUNDS CAP  FUNDS CAP
   DATE       (%)(1)(2)  (%)(1)(3)   DATE     (%)(1)(2)  (%)(1)(3)   DATE     (%)(1)(2)  (%)(1)(3)
----------------------------------  ------------------------------  ------------------------------
   9/25/03      7.962      7.962     4/25/06    7.156      9.268    11/25/08    7.213     11.187
  10/25/03      7.172      9.284     5/25/06    7.405      9.731    12/25/08    7.455     11.551
  11/25/03      6.947      9.288     6/25/06    7.176      9.444     1/25/09    7.217     11.169
  12/25/03      7.185      9.285     7/25/06    7.424      9.764     2/25/09    7.220     11.159
   1/25/04      6.959      9.290     8/25/06    7.194      9.455     3/25/09    7.996     12.344
   2/25/04      6.964      9.291     9/25/06    7.204      9.460     4/25/09    7.224     11.140
   3/25/04      7.450      9.283    10/25/06    7.386      9.698     5/25/09    7.468     11.536
   4/25/04      6.974      9.293    11/25/06    7.150     10.005     6/25/09    7.229     11.156
   5/25/04      7.212      9.289    12/25/06    7.390     10.341     7/25/09    7.473     11.517
   6/25/04      6.985      9.295     1/25/07    7.154     10.001     8/25/09    7.234     11.136
   7/25/04      7.224      9.291     2/25/07    7.156      9.996     9/25/09    7.238     11.126
   8/25/04      6.996      9.297     3/25/07    7.925     11.061    10/25/09    7.488     11.493
   9/25/04      7.002      9.299     4/25/07    7.161      9.989    11/25/09    7.255     11.154
  10/25/04      7.242      9.294     5/25/07    7.402     10.950    12/25/09    7.506     11.526
  11/25/04      7.014      9.301     6/25/07    7.165     10.597     1/25/10    7.273     11.154
  12/25/04      7.254      9.296     7/25/07    7.406     10.943     2/25/10    7.282     11.154
   1/25/05      7.026      9.302     8/25/07    7.170     10.582     3/25/10    8.073     12.350
   2/25/05      7.033      9.304     9/25/07    7.172     10.575     4/25/10    7.301     11.155
   3/25/05      7.793      9.287    10/25/07    7.413     10.924     5/25/10    7.554     11.542
   4/25/05      7.046      9.306    11/25/07    7.176     11.126     6/25/10    7.321     11.170
   5/25/05      7.307      9.275    12/25/07    7.418     11.495     7/25/10    7.575     11.544
   6/25/05      7.078      9.283     1/25/08    7.181     11.115     8/25/10    7.341     11.173
   7/25/05      7.322      9.275     2/25/08    7.183     11.107     9/25/10    7.352     11.174
   8/25/05      7.092      9.284     3/25/08    7.681     11.863    10/25/10    7.608     11.549
   9/25/05      7.100      9.285     4/25/08    7.188     11.089    11/25/10    7.374     11.179
  10/25/05      7.344      9.277     5/25/08    7.439     11.574    12/25/10    7.631     11.554
  11/25/05      7.115      9.267     6/25/08    7.201     11.199     1/25/11    7.396     11.184
  12/25/05      7.360      9.258     7/25/08    7.443     11.563     2/25/11    7.408     11.187
   1/25/06      7.131      9.267     8/25/08    7.206     11.180     3/25/11    8.215     12.390
   2/25/06      7.139      9.267     9/25/08    7.208     11.171     4/25/11        -          -
   3/25/06      7.913      9.647    10/25/08    7.451     11.534     5/25/11        -          -
----------------------------------  ------------------------------  ------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.1100% and 1.1900%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.1100% and 1.1900%, respectively, for the first period and both increase to 20.0000% for each period thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                              DISCOUNT MARGIN TABLE (TO CALL)(1)
--------------------------------------------------------------------------------------------
PREPAYMENT SPEED         0%            80%            100%           150%          200%
============================================================================================
A2
        100.00000             34             34             34             34             34

       WAL(YEARS)          18.20           3.09           2.40           1.27           0.84
         MOD DURN          15.74           2.99           2.35           1.27           0.85
 PRINCIPAL WINDOW  Sep03 - Dec31  Sep03 - Mar13  Sep03 - Mar11  Sep03 - May08  Sep03 - Nov05
--------------------------------------------------------------------------------------------
M1
        100.00000             50             50             50             50             50

       WAL(YEARS)          25.49           6.23           5.12           4.74           2.41
         MOD DURN          20.97           5.93           4.93           4.59           2.39
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Feb07 - Mar11  May08 - May08  Dec05 - Feb06
--------------------------------------------------------------------------------------------
M2
        100.00000             75             75             75             75             75

       WAL(YEARS)          25.49           6.23           5.08           4.51           2.72
         MOD DURN          20.32           5.87           4.85           4.35           2.67
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Dec06 - Mar11  Sep07 - May08  Feb06 - Jul06
--------------------------------------------------------------------------------------------
M3
        100.00000            175            175            175            175            175

       WAL(YEARS)          25.49           6.23           5.04           4.01           3.21
         MOD DURN          18.00           5.64           4.66           3.79           3.07
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Oct06 - Mar11  Feb07 - May08  Jul06 - Nov06
--------------------------------------------------------------------------------------------
M4
        100.00000            210            210            210            210            210

       WAL(YEARS)          25.49           6.23           5.02           3.78           3.24
         MOD DURN          17.28           5.57           4.59           3.56           3.08
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Oct06 - Mar11  Dec06 - May08  Nov06 - Nov06
--------------------------------------------------------------------------------------------
B1
         96.66947            321            362            375            397            410

       WAL(YEARS)          25.49           6.23           5.01           3.72           3.24
         MOD DURN          15.40           5.32           4.41           3.40           3.00
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Sep06 - Mar11  Nov06 - May08  Nov06 - Nov06
--------------------------------------------------------------------------------------------
B2
         92.45087            350            445            475            529            556

       WAL(YEARS)          25.49           6.23           5.00           3.67           3.24
         MOD DURN          15.13           5.25           4.34           3.33           2.97
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Sep06 - Mar11  Oct06 - May08  Nov06 - Nov06
--------------------------------------------------------------------------------------------
B3
         80.51831            442            714            800            956           1014

       WAL(YEARS)          25.41           6.07           4.87           3.55           3.22
         MOD DURN          14.25           4.93           4.09           3.13           2.87
 PRINCIPAL WINDOW  Feb24 - Dec31  Sep06 - Mar13  Sep06 - Mar11  Sep06 - May08  Oct06 - Nov06
--------------------------------------------------------------------------------------------

(1) Assumes 8/29/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2003-WMC3

                           DISCOUNT MARGIN TABLE (TO MATURITY)(1)
--------------------------------------------------------------------------------------------
                         0%            80%            100%           150%          200%
============================================================================================
 A2
        100.00000             34             36             36             36             34

              WAL          18.28           3.29           2.57           1.35           0.84
         MOD DURN          15.80           3.17           2.50           1.33           0.85
 PRINCIPAL WINDOW  Sep03 - Apr33  Sep03 - Mar22  Sep03 - Dec18  Sep03 - Oct12  Sep03 - Nov05
--------------------------------------------------------------------------------------------
M1
        100.00000             50             54             55             58             50

              WAL          25.62           6.89           5.70           5.68           2.41
         MOD DURN          21.05           6.48           5.43           5.46           2.39
 PRINCIPAL WINDOW  Feb24 - Feb33  Sep06 - Aug20  Feb07 - Jan18  Aug08 - Nov12  Dec05 - Feb06
--------------------------------------------------------------------------------------------
M2
        100.00000             75             78             78             78             75

              WAL          25.62           6.86           5.64           4.89           2.72
         MOD DURN          20.40           6.38           5.32           4.69           2.67
 PRINCIPAL WINDOW  Feb24 - Feb33  Sep06 - Jan20  Dec06 - Aug17  Sep07 - Jul12  Feb06 - Jul06
--------------------------------------------------------------------------------------------
M3
        100.00000            175            181            182            181            205

              WAL          25.61           6.81           5.54           4.33           5.09
         MOD DURN          18.06           6.07           5.05           4.06           4.71
 PRINCIPAL WINDOW  Feb24 - Jan33  Sep06 - Nov18  Oct06 - Aug16  Feb07 - Nov11  Jul06 - Sep11
--------------------------------------------------------------------------------------------
M4
        100.00000            210            216            216            216            229

              WAL          25.60           6.72           5.42           4.04           4.01
         MOD DURN          17.33           5.92           4.90           3.78           3.75
 PRINCIPAL WINDOW  Feb24 - Nov32  Sep06 - Jun17  Oct06 - Sep14  Dec06 - Aug10  May07 - Jun08
--------------------------------------------------------------------------------------------
B1
         96.66947            322            366            378            400            415

              WAL          25.58           6.61           5.32           3.92           3.71
         MOD DURN          15.43           5.56           4.62           3.56           3.39
 PRINCIPAL WINDOW  Feb24 - Sep32  Sep06 - Apr16  Sep06 - Sep13  Nov06 - Jan10  Feb07 - Jan08
--------------------------------------------------------------------------------------------
B2
         92.45087            350            445            474            527            550

              WAL          25.55           6.45           5.18           3.79           3.48
         MOD DURN          15.15           5.38           4.46           3.41           3.17
 PRINCIPAL WINDOW  Feb24 - Jun32  Sep06 - Mar15  Sep06 - Oct12  Oct06 - Jun09  Dec06 - Aug07
--------------------------------------------------------------------------------------------
B3
         80.51831            442            714            800            955           1009

              WAL          25.41           6.08           4.88           3.56           3.26
         MOD DURN          14.25           4.94           4.09           3.13           2.90
 PRINCIPAL WINDOW  Feb24 - Feb32  Sep06 - Sep13  Sep06 - Aug11  Sep06 - Aug08  Oct06 - Jan07
--------------------------------------------------------------------------------------------

(1) Assumes 8/29/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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